As filed with the U.S. Securities and Exchange Commission on December 2, 2025
Registration No. 333-289790

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

X	Pre-Effective Amendment No. 1
Post-Effective Amendment No. ____
(Check appropriate box or boxes.)

ETF SERIES SOLUTIONS
(Exact name of registrant as specified in charter)

615 East Michigan Street, Milwaukee, Wisconsin 53202 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (414) 765-6511

Noelle-Nadia A. Filali, Assistant Secretary
ETF Series Solutions
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

With a Copy to:
Christopher D. Menconi
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004-2541

Approximate Date of Proposed Public Offering:

[X] As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Offered: Shares of beneficial interest (with no par value per share) of Bahl & Gaynor Income Growth ETF, a series of the Registrant.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

ETF SERIES SOLUTIONS

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement is comprised of the following:
Cover Sheet
Contents of Registration Statement
Letter to Shareholders
Notice of Special Meeting of Shareholders
Questions and Answers
Part A – Combined Proxy Statement and Prospectus
Part B – Statement of Additional Information
Part C – Other Information Signature Page
Exhibit Index
Exhibits

COMBINED PROXY STATEMENT AND PROSPECTUS
For the Reorganization of

Bahl & Gaynor Income Growth Fund
a series of Investment Managers Series Trust
235 West Galena Street, Milwaukee, Wisconsin 53212
(626) 385-5777
into
Bahl & Gaynor Income Growth ETF
a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202
(414) 516-1645

[ ], 2025

Bahl & Gaynor Income Growth Fund
a series of Investment Managers Series Trust
235 W. Galena Street
Milwaukee, Wisconsin 53212
[ ], 2025
Dear Shareholder:
I am writing to inform you about a reorganization that will affect your investment in Bahl & Gaynor Income Growth Fund (the “Target Fund”), a series of Investment Managers Series Trust (the “Target Trust”), a Delaware statutory trust. As provided in an Agreement and Plan of Reorganization (the “Plan”), the Target Fund will be reorganized into Bahl & Gaynor Income Growth ETF (the “Acquiring Fund”), a series of ETF Series Solutions (the “Acquiring Trust”), a Delaware statutory trust. Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The Acquiring Fund and Target Fund are both advised by Bahl & Gaynor, Inc. (“Bahl & Gaynor” or the “Adviser”).
As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus, a special meeting of the shareholders of the Target Fund will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, on March 12, 2026, at 10:30 a.m. Pacific time (the “Special Meeting”). At the Special Meeting, you will be asked to consider and vote to approve the Plan to reorganize the Target Fund into the Acquiring Fund. The Reorganization would occur by transferring all the assets and liabilities of the Target Fund to the Acquiring Fund. If shareholders approve the Plan, on the closing date of the Reorganization, your Target Fund shares will be exchanged for shares of the Acquiring Fund (and cash in lieu of fractional shares of the Acquiring Fund) equal in value to the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization, in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund. The Target Fund will distribute shares of the Acquiring Fund (and cash in lieu of fractional shares of the Acquiring Fund) as soon as practicable after the closing date. Target Fund shareholders will need brokerage accounts with the ability to transact in ETF shares (“Qualifying Accounts”) to receive shares of the Acquiring Fund in connection with the Reorganization. However, to the extent you continue to hold your shares of the Target Fund in an account that is not permitted to hold ETF shares of the Acquiring Fund (a “Non-Qualifying Account”), your Target Fund shares will be redeemed by the Target Fund on the closing date of the Reorganization and you will receive, as soon as practicable after the closing date, cash equal in value to the aggregate net asset value of your Target Fund shares as of the close of normal trading on the New York Stock Exchange on the date of such redemption (which will generally result in the recognition of gain or loss by the Target Fund shareholder for federal income tax purposes), and you will not become a shareholder of the Acquiring Fund. If you hold your shares through a Non-Qualifying Account and wish to receive Acquiring Fund Shares in the Reorganization, you must transfer your shares to a broker-dealer of your choice and establish a Qualifying Account, in which case you may begin paying brokerage commissions and other fees. If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please contact your financial advisor or other financial intermediary.
The Target Fund operates as a mutual fund and the Acquiring Fund operates as an exchange-traded fund (“ETF”). The Acquiring Fund’s investment objective, principal investment strategies and principal investment risks are substantially similar to those of the Target Fund, each of which is described in the Combined Proxy Statement and Prospectus. The Acquiring Fund is subject to certain risks unique to operating as an ETF.
The table below lists the name of the Target Fund and the Acquiring Fund.

Target Fund		Acquiring Fund
Bahl & Gaynor Income Growth Fund	→	Bahl & Gaynor Income Growth ETF
The Target Fund offers three classes of shares: Class A (with sales charges, deferred sales charges, and redemption fees), Class C (with deferred sales charges and redemption fees), and Class I (with redemption fees). The Acquiring Fund offers a single class of shares with no sales charges, redemption fees, and currently, no distribution fees. Importantly, approval of the Reorganization will not result in any increase in shareholder fees or expenses. Shareholders could experience an increase in fees and expenses in the future if the Acquiring Fund imposes the 0.25% 12b-1 fee that it is authorized to impose, though there currently are no plans to implement the Acquiring Fund’s Rule 12b-1 Plan and commence the payment of any fees pursuant thereto. The Adviser will pay all expenses incurred in connection with the Reorganization (other than any direct or indirect transaction costs, such as brokerage commissions, market impact costs, implied spread costs, termination fees for derivatives, and indirect costs), and it is expected that, after the Reorganization, the Acquiring Fund will continue to have lower overall expenses than the Target Fund. If the Reorganization is not approved by shareholders, then the Reorganization will not be implemented, the Adviser will pay all expenses incurred prior to the Special Meeting or any adjournment thereof with respect to the Target Fund, and the board of the Target Trust will consider additional actions with respect to the Target Fund.

Like the Target Fund, the Acquiring Fund currently is and will continue to be managed by the Adviser; however, the Reorganization will result in the Target Fund being overseen by a different board of trustees and, except for legal counsel, having different third-party service providers. The Acquiring Fund’s portfolio is managed by portfolio managers who are members of the portfolio management team that is currently responsible for the day-to-day management of the Target Fund’s portfolio.
Additional information about the Acquiring Fund is included in Appendix D of the Combined Proxy Statement and Prospectus and in the Statement of Additional Information related to the Combined Proxy Statement and Prospectus.
The Reorganization is expected to produce multiple benefits for shareholders. The board of trustees of the Target Trust has approved the Reorganization based on its determination that it is in the best interests of the Target Fund and its shareholders, and that the Target Fund shareholders’ interests will not be diluted as a result of the Reorganization. The Reorganization also has been approved by the board of trustees of the Acquiring Trust. Expected shareholder benefits of the Reorganization include:
•Lower expenses (though there are some expenses and costs specific to ETFs, such as exchange listing fees, fees paid to the transfer agent and distributor, etc., which are paid by the Adviser under its unitary fee structure with the Acquiring Fund, described below; buying and selling ETF shares may involve paying a brokerage commission and costs attributable to the bid-ask spread of the marketplace; and prices on the exchange may be higher or lower than the ETF’s net asset value (“NAV”), which means shareholders may pay more or receive less than NAV when they buy or sell ETF shares),
•Intraday trading flexibility,
•Increased transparency of portfolio holdings,
•Potential for enhanced tax efficiencies, and
•Improved liquidity.
The Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders that hold their Target Fund shares through Non-Qualifying Accounts). In addition, the Target Fund may recognize capital gains from the disposition of securities prior to the Reorganization which, to the extent not offset by capital losses, will be distributed and cause shareholders receiving such distribution to be subject to tax. As a Target Fund shareholder, you should consult your tax advisor. No sales charges or redemption fees will be imposed in connection with the Reorganization.
As a Target Fund shareholder, you may choose to:
•maintain your current positions in the Target Fund and receive (i) shares of the Acquiring Fund and cash in lieu of fractional shares of the Acquiring Fund (to the extent you hold your Target Fund shares in a Qualifying Account) or (ii) cash (to the extent you hold your Target Fund shares in a Non-Qualifying Account), on the date of the Reorganization, or
•if you do not wish to receive shares of the respective Acquiring Fund, redeem your shares of the Target Fund prior to the date of the Reorganization. In such case, surrender charges and redemption fees may apply and there may be tax consequences.
The Combined Proxy Statement and Prospectus provides greater detail regarding the differences, including risks and limitations, of investing in the Acquiring Fund, as well as the mechanics of the Reorganization and what to expect during and following the Reorganization. The IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT - QUESTIONS AND ANSWERS that follows also includes a discussion of the impact to shareholders of the Reorganization, including the different features and risks of investing in an ETF, and a description of required actions for shareholders who hold shares of the Target Fund in a Non-Qualifying Account that cannot transact in ETF shares. These documents should be read carefully. For shareholders holding shares of the Target Fund in Qualifying Accounts, no additional action is required prior to the Reorganization for Qualifying Accounts to receive shares of the Acquiring Fund.

YOUR VOTE IS IMPORTANT.
The Board of Trustees of the Target Trust believes that the proposed Reorganization is in the best interests of the Target Fund and its shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganization with respect to the Target Fund.
You can vote in one of four ways:
•By mail with the enclosed proxy card;
•By internet through the website listed in the proxy voting instructions;
•By automated touchtone phone using the toll-free number listed in the proxy voting instructions; or
•In person at the Special Meeting on March 12, 2026.
Thank you for your consideration of this important proposal. Your vote is extremely important, so please read the enclosed Combined Proxy Statement and Prospectus carefully and submit your vote. If you have any questions about the proposal, please call our proxy solicitor, Morrow Sodali Global LLC (“Morrow Sodali”) at 1-888-541-3234. Representatives of Morrow Sodali, the Adviser, or their affiliates may also contact you to encourage you to exercise your right to vote.
Your vote is very important to us. We appreciate your participation in this Special Meeting. Thank you for your response.
Respectfully,

Maureen Quill President Investment Managers Series Trust

Bahl & Gaynor Growth Income Fund
a series of Investment Managers Series Trust
235 W. Galena Street
Milwaukee, Wisconsin 53212
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 12, 2026
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Bahl & Gaynor Income Growth Fund (the “Target Fund”), a series of Investment Managers Series Trust (the “Target Trust”), is to be held on March 12, 2026 at 10:30 a.m. Pacific time, at the offices of Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 to consider the following proposal (the “Proposal”), as well as such other business as may properly come before the Special Meeting:

Proposal:
To approve an Agreement and Plan of Reorganization (the “Plan”) by and between ETF Series Solutions (the “Acquiring Trust”), on behalf of its series, the Bahl & Gaynor Income Growth ETF (the “Acquiring Fund”), and the Target Trust, on behalf of the Target Fund, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for (A) newly issued shares of the Acquiring Fund, and cash in lieu of fractional shares, and cash for shareholders who hold their shares of the Target Fund through accounts that are not permitted to hold shares of the Acquiring Fund (each, a “Non-Qualifying Account”), and (B) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) distribute as soon as practicable after the closing date such newly issued shares of the Acquiring Fund and cash in lieu of fractional shares to shareholders of the Target Fund who hold their shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund (each, a “Qualifying Account”), and, with respect to shareholders who hold their shares of the Target Fund through Non-Qualifying Accounts, cash in exchange for their shares of the Target Fund (the “Reorganization”).

We plan to announce any updates on our proxy website https://proxyvotinginfo.com/p/bahlandgaynor, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting.
The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other business that may properly come before the Special Meeting, and any adjournments or postponements thereof.
Only holders of record of the shares of beneficial interest in the Target Fund as of the close of business on December 15, 2025, are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Proposal are not obtained, the chairman of the Special Meeting may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposal.
This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at https://proxyvotinginfo.com/p/bahlandgaynor, or by calling (toll-free) 1-888-541-3234. On this webpage, you also will be able to access the Target Fund’s Prospectus, the Acquiring Fund’s Prospectus, and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.
By order of the Board of Trustees of Investment Managers Series Trust, on behalf of the Bahl & Gaynor Income Growth Fund,

Maureen Quill
President
Investment Managers Series Trust
[ ]

HOW TO VOTE YOUR SHARES
YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
We urge you to vote your shares. Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a quorum at the Special Meeting. You may cast your vote by mail, via the internet, or by automated touchtone phone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Proposal.
The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touchtone Phone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you have any questions regarding the Proposal, the proxy card, or need assistance voting your shares, please contact the Target Fund’s proxy solicitor, Morrow Sodali Global LLC (“Morrow Sodali”), at 1-888-541-3234. If the Target Fund does not receive your voting instructions after our original mailing, you may be contacted by Morrow Sodali, Bahl & Gaynor, Inc. (the Target Fund’s investment adviser), or any of their affiliates to remind you to vote.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the Special Meeting. We plan to announce any updates on our proxy website https://proxyvotinginfo.com/p/bahlandgaynor, and we encourage you to check this website prior to the Special Meeting if you plan to attend.

Bahl & Gaynor Income Growth Fund
a series of Investment Managers Series Trust
235 W. Galena Street
Milwaukee, Wisconsin 53212
QUESTIONS AND ANSWERS
YOUR VOTE IS VERY IMPORTANT!
[ ], 2025
Although we recommend that you read in its entirety the enclosed Combined Proxy Statement and Prospectus, for your convenience, we have provided a brief overview of the proposal to be voted on at the special meeting of shareholders (the “Special Meeting”) of the Bahl & Gaynor Income Growth Fund (the “Target Fund”).
Question: What is this document and why did you send it to me?
Answer: The enclosed Combined Proxy Statement and Prospectus is a proxy statement for the Target Fund, a series of Investment Managers Series Trust (“IMST” or the “Target Trust”), a Delaware statutory trust, and a prospectus for the Bahl & Gaynor Income Growth ETF (the “Acquiring Fund”), a series of ETF Series Solutions (“ESS” or the “Acquiring Trust”), a Delaware statutory trust. The purposes of the Combined Proxy Statement and Prospectus are to (1) solicit votes from shareholders of the Target Fund on the following proposal (the “Proposal”) to approve an Agreement and Plan of Reorganization between IMST, on behalf of the Target Fund, and ESS, on behalf of the Acquiring Fund (the “Plan”), a form of which is appended to the Combined Proxy Statement and Prospectus as Appendix A, and the transactions contemplated by the Plan, and (2) provide information regarding the Acquiring Fund.

Proposal:
To approve the Plan, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for (A) newly issued shares of the Acquiring Fund, and cash in lieu of fractional shares, and cash for shareholders who hold their shares of the Target Fund through accounts that are not permitted to hold shares of the Acquiring Fund (each, a “Non-Qualifying Account”), and (B) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) distribute as soon as practicable after the closing date such newly issued shares of the Acquiring Fund and cash in lieu of fractional shares to shareholders of the Target Fund who hold their shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund (each, a “Qualifying Account”), and, with respect to shareholders who hold their shares of the Target Fund through Non-Qualifying Accounts, cash in exchange for their shares of the Target Fund (the “Reorganization”).

The approval of the Proposal by the shareholders of the Target Fund is required to proceed with the Reorganization.
The Combined Proxy Statement and Prospectus contains information that you should know before voting on the Proposal, including additional information about the Acquiring Fund in Appendix D and the Statement of Additional Information related to the Combined Proxy Statement and Prospectus. The Combined Proxy Statement and Prospectus should be retained for future reference.
Question: How does the Board of Trustees of IMST (the “IMST Board”) recommend that I vote?
Answer: After careful consideration, the IMST Board unanimously recommends that shareholders vote “FOR” the Proposal.
Question: What is the purpose of the Reorganization?
Answer: The primary purpose of the Reorganization is to reorganize the Target Fund, which currently operates as a mutual fund, into the already existing Acquiring Fund, which operates as an exchange-traded fund (“ETF”). Bahl & Gaynor, Inc., the investment adviser to both the Target Fund and the Acquiring Fund (the “Adviser” or “Bahl & Gaynor”), recommended the Reorganization to the IMST Board because Bahl & Gaynor believes the ETF structure of the Acquiring Fund offers a better value proposition for shareholders than a traditional open-end mutual fund, primarily because of consistent costs through the unitary management fee structure (discussed below), intraday trading flexibility, and the possibility of advantageous tax treatment. In addition, Bahl & Gaynor has experience working with ESS through its management of the Acquiring Fund, and Bahl & Gaynor believes the Acquiring Trust has extensive experience providing investment advisory services to ETFs, and the Target Fund may benefit from the Acquiring Trust’s investment advisory experience and the increased economies of scale of the Acquiring Fund.
Bahl & Gaynor also believes that the Reorganization will reduce the overall expenses to shareholders and increase access and liquidity for shareholders through the ETF intraday purchase and redemptions mechanism. As background, typically when the portfolio securities of a mutual fund are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund if such fund distributes (or is deemed to distribute) net capital gains to shareholders. In contrast, the mechanics of the creation and redemption process for ETFs facilitates the contribution and redemption of securities in-kind. The in-kind redemption of securities by an ETF generally does not trigger the recognition of capital gains by the ETF. As a result, the ETF is less likely to need to make a capital gain distribution to eliminate entity-level taxation, thereby enabling shareholders in the ETF to be subject to tax on economic gain in their investment in the ETF after they sell their ETF shares. In addition, as an ETF, the Acquiring Fund will operate with relatively more transparency with respect to its portfolio holdings, with its holdings information made public each day on its website. Some investors may find this advantageous, as existing and potential shareholders can examine an ETF’s holdings and decide if the specific mix of holdings meets their needs. By contrast, mutual fund holdings are only disclosed quarterly.
Question: How will the Reorganization work?
Answer: Below is a summary of certain aspects of the proposed Reorganization.
•It is proposed that, subject to shareholder approval, the Target Fund be reorganized into the Acquiring Fund, an existing series of ESS that will acquire all of the assets and assume all of the liabilities of the Target Fund and continue the business of the Target Fund. The Reorganization, if approved by shareholders of the Target Fund (“Target Fund Shareholders”), would be accomplished in accordance with the Plan.
•The Plan provides for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for (i) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, and (ii) shares of the Acquiring Fund and cash in lieu of fractional shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed by, as soon as practicable after the closing date, the distribution by the Target Fund pro rata to its shareholders the shares of the Acquiring Fund and cash. Following the Reorganization, the Target Fund will be dissolved, liquidated, and terminated as provided in the Plan.
•The Acquiring Fund’s shares trade on NYSE Arca, Inc. (“NYSE Arca”). The Acquiring Fund only has one class of shares. In effect, if the Reorganization is approved by the Target Fund Shareholders, the Target Fund will reorganize into an ETF (information regarding the differences between mutual funds and ETFs and potential impact to shareholders are noted below).
•As described in further detail below, in order to receive shares of the Acquiring Fund (“Acquiring Fund Shares”) as part of the Reorganization, you must hold your shares of the Target Fund (“Target Fund Shares”) through a Qualifying Account. If you hold your Target Fund Shares through a Qualifying Account, you will receive, as soon as practicable after the closing date, Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares (if applicable) equal in value to the aggregate NAV of your Target Fund Shares held as of the close of normal trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the closing of the Reorganization. If you hold your Target Fund Shares through a Non-Qualifying Account, your shares will be redeemed by the Target Fund on the closing date of the Reorganization and you will receive, as soon as practicable after the closing date, a cash distribution from the assets of the Target Fund equal in value to the aggregate NAV of your Target Fund Shares held as of the close of normal trading on the NYSE on the date of such redemption (which will generally result in the recognition of gain or loss for federal income tax purposes).
Question: Has the IMST Board approved the Reorganization?
Answer: Yes, the IMST Board, which oversees the Target Fund, considered and approved the Reorganization at a meeting held on June 3-4, 2025. The IMST Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”) of the Target Fund, determined that the Reorganization is in the best interests of the Target Fund and its shareholders, and that the Target Fund Shareholders’ interests will not be diluted as a result of the Reorganization. For further details, see “IMST Board Considerations” in the Combined Proxy Statement and Prospectus below.
Question: How will the Reorganization affect me as a shareholder?
Answer: Shareholders of the Target Fund as of the closing date of the Reorganization, will become shareholders of the Acquiring Fund, unless the Target Fund Shares are held in a Non-Qualifying Account. Each shareholder of the Target Fund that holds their Target Fund Shares through a Qualifying Account will receive, as soon as practicable after the closing date, Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of the shareholder’s Target Fund Shares at the time of the Reorganization. Target Fund Shareholders who continue to hold their Target Fund Shares through a Non-Qualifying Account on the closing date of the Reorganization will have their Target Fund Shares redeemed by the Target Fund and will receive, as soon as practicable after the closing date, a cash distribution from the Target Fund’s assets equal to the aggregate NAV of the Target Fund Shareholder’s Target Fund Shares as of the close of normal trading on the NYSE on the date of such redemption. The Reorganization will not affect the value of your investment at the time of the Reorganization. For Target Fund Shareholders who hold their Target Fund Shares through a Qualifying Account, the Reorganization is expected to qualify as a tax-deferred “reorganization” for U.S. federal income tax purposes. Assuming the Reorganization so qualifies, the Target Fund and the Target Fund Shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except with respect to cash received by Target Fund Shareholders in lieu of fractional Acquiring Fund Shares, if any). Different tax considerations apply if a Target Fund Shareholder does not hold their Target Fund Shares via a Qualifying Account at the closing of the Reorganization. Target Fund Shareholders should consult their tax advisors about possible federal, state, local or foreign tax consequences of the Reorganization.
Individual Acquiring Fund Shares may only be purchased and sold on NYSE Arca, other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell Acquiring Fund Shares after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Fund Shares trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees on many platforms.
Question: How will management of the Acquiring Fund differ from the management of the Target Fund as a result of the Reorganization?
Answer: Bahl & Gaynor is the investment adviser to both the Target Fund and the Acquiring Fund. The Acquiring Fund’s investment objectives, principal investment strategies and principal investment risks are substantially similar to those of the Target Fund, each of which is described in the Combined Proxy Statement and Prospectus. The Acquiring Fund is subject to certain risks unique to operating as an ETF. In addition, the Acquiring Fund’s portfolio is managed by portfolio managers who are also members of the portfolio management team that is currently responsible for the day-to-day management of the Target Fund’s portfolio.
Question: Will there be changes to the Fund’s Board of Trustees and service providers as a result of the Reorganization?
Answer: Yes. IMST and ESS have different boards of trustees. In addition, as set forth in the table below, IMST and ESS use different service providers, including distributors, administrators, fund accounting agents, transfer agents, custodians, and auditors; however, IMST and ESS use the same legal counsel.

	Target Fund	Acquiring Fund
Administrator and Fund Accounting Agent	Mutual Fund Administration, LLC; UMB Fund Services, Inc.	U.S. Bancorp Fund Services, LLC
Transfer Agent	UMB Fund Services, Inc.	U.S. Bancorp Fund Services, LLC
Custodian	UMB Bank, n.a.	U.S. Bank National Association
Distributor and Principal Underwriter	IMST Distributors, LLC	Quasar Distributors, LLC
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP	Cohen & Company, Ltd.
Legal Counsel	Morgan, Lewis & Bockius LLP	Morgan, Lewis & Bockius LLP

Question: How will the Reorganization impact ongoing fees and expenses?
Answer: The Acquiring Fund pays Bahl & Gaynor a unitary management fee at an annual rate of 0.45% on the Acquiring Fund’s average daily net assets. Bahl & Gaynor has agreed to pay all expenses of the Acquiring Fund, except for: the fee paid to Bahl & Gaynor pursuant to the investment advisory agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. The Acquiring Fund only has one class of shares, and all Target Fund Shareholders who receive Acquiring Fund Shares will pay the same fees. The Target Fund currently pays Bahl & Gaynor a management fee at an annual rate of 0.45% on the Target Fund’s average daily net assets, which is the same as the management fee for the Acquiring Fund; however, the Target Fund also bears various other expenses depending upon the share class of the Target Fund Shares, such as distribution and service (Rule 12b-1) fees and/or shareholder service fees, as applicable. In particular, each share class of the Target Fund currently pays an additional 0.15% in other expenses and both Class A Shares and Class C Shares are subject to additional distribution and service (Rule 12b-1) fees. However, Bahl & Gaynor has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that total annual fund operating expenses of Class A Shares do not exceed 0.93%, Class C Shares do not exceed 1.68%, and Class I Shares do not exceed 0.68%, of average daily net assets (subject to certain exclusions). Despite these expense caps, following the Reorganization, the Acquiring Fund is expected to have lower overall expenses as compared to the Target Fund because the Acquiring Fund will have a unitary fee structure pursuant to which the Adviser agrees to pay the Acquiring Fund’s operating expenses with only limited exceptions. There may, however, be certain fees and costs incurred by shareholders associated with the Acquiring Fund that were not reflected in the previous fee structure for the Target Fund. For example, there are some expenses and costs specific to ETFs, such as exchange listing fees, fees paid to the transfer agent and distributor, etc., which are paid by the Adviser under its unitary fee structure with the Acquiring Fund, described below; buying and selling ETF shares may involve paying a brokerage commission and costs attributable to the bid-ask spread of the marketplace; and prices on the exchange may be higher or lower than the ETF’s net asset value (“NAV”), which means shareholders may pay more or receive less than NAV when they buy or sell ETF shares. Shareholders could experience an increase in fees and expenses in the future if the Acquiring Fund imposes the 0.25% 12b-1 fee that it is authorized to impose, though there currently are no plans to implement the Acquiring Fund’s Rule 12b-1 Plan and commence the payment of any fees pursuant thereto.
Prior to the Reorganization, the Target Fund intends to convert all Class A Shares and Class C Shares into Class I Shares. See also “Capitalization” in the Combined Proxy Statement and Prospectus below.
Additional information regarding the fees and expenses for the Target Fund and the pro forma fees and expenses of the Acquiring Fund can be found in the Combined Proxy Statement and Prospectus under “Summary Comparison of the Funds - Fees and Expenses.”
Question: How do the risks between the Target Fund and the Acquiring Fund differ?
Answer: While the principal investment risks of the Target Fund and the Acquiring Fund are substantially similar, the Acquiring Fund is subject to certain risks unique to operating as an ETF. For example, although it is expected that the market price of Acquiring Fund Shares will approximate the Acquiring Fund’s NAV, there may be times when the market price of the Acquiring Fund Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Acquiring Fund Shares or during periods of market volatility. In addition, following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market (e.g., bid-ask spreads) that Target Fund Shareholders do not otherwise experience.
For additional discussion of these “ETF Risks” and other risk factors, please see the section entitled “Principal Risks” in the Combined Proxy Statement and Prospectus.
Question: What are some key differences between a mutual fund and an ETF?
Answer: ETFs are structurally different from mutual funds in several important aspects:
•A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares.
•A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.
•A mutual fund will accept purchase and redemption orders for its shares from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share. Therefore, as a shareholder of the Target Fund, you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund, subject to any applicable sales charges and fees. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large, specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange through a broker at market price which may be above (at a premium) or below (at a discount) NAV or the intraday value of the ETF’s holdings. When you buy or sell Acquiring Fund Shares through a broker, you may incur a brokerage commission or other charges imposed by the broker. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. An authorized participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Acquiring Fund and or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units.
•Mutual funds are not listed for trading on a securities exchange while ETFs are listed on securities exchanges and may be bought and sold on such exchanges.
As a result of these differences, there are certain benefits associated with the ETF structure, including but not limited to the following:
Increased Transparency: Compared to mutual funds, ETFs generally operate with more transparency as to their portfolio holdings. The Acquiring Fund, like other transparent ETFs, makes its portfolio holdings publicly available each day. This portfolio holdings information, along with other information about the Acquiring Fund, is available on the Adviser’s website at https://etf.bahl-gaynor.com/bgig/.
Tax Efficiency: Typically, when the portfolio securities of a mutual fund are sold, either to rebalance holdings or to raise cash for redemptions, the sale can generate a capital gain or loss that will have an impact on all taxable shareholders of the mutual fund if such fund distributes (or is deemed to distribute) net capital gains to shareholders. In contrast, the mechanics of the creation and redemption process for ETFs facilitates the contribution of and redemption of securities in kind. The in-kind redemption of securities by an ETF to satisfy redemption requests generally does not trigger the recognition of a capital gain or loss by such ETF. As a result, such ETF is less likely to make a capital gain distribution to eliminate entity-level taxation, thereby enabling shareholders in the ETF to be subject to tax on economic gain their investment in the ETF only after they sell their ETF shares.
Additional Flexibility and Intraday Liquidity: ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or redemption at the next-calculated NAV per share at the end of the trading day. This intraday liquidity provides investor flexibility and means that when an investor decides to purchase or redeem shares of an ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. However, the market price of the ETF may be higher (premium) or lower (discount) than the ETF’s NAV per share and might not be the same as the ETF’s next calculated NAV at the close of the trading day.
Question: When is the Reorganization expected to occur?
Answer: If approved by the Target Fund Shareholders and the conditions to closing are satisfied (or otherwise waived), the closing of the Reorganization is expected to occur as of the close of business on or about March 27, 2026, or another date agreed to by IMST and ESS in writing (the “Closing Date”). This date could be delayed. The Target Fund will publicly disclose updates on material developments throughout the process. Any shares held in a Non-Qualifying Account must be transferred to a Qualifying Account before the Closing Date to receive shares of the Acquiring Fund in the Reorganization. You can purchase and redeem Target Fund Shares until March 26, 2026. Any Target Fund Shares held in a Qualifying Account not redeemed before the Closing Date will be exchanged for Acquiring Fund Shares.
Question: Will the Reorganization result in any taxes?
Answer: The Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares. Shareholders that hold their Target Fund shares through Non-Qualifying Accounts generally will recognize gain on the redemption of those shares for cash on the closing date of the Reorganization. In addition, the Target Fund may recognize capital gains from the disposition of securities on the closing date of the Reorganization which, to the extent not offset by capital losses, will be distributed and cause shareholders receiving such distribution to be subject to tax.
Shareholders should consult their tax advisors about possible state, local, or foreign tax considerations with respect to the Reorganization, if any, because the information about tax consequences in this document relates to certain U.S. federal income tax consequences of the Reorganization only.
Question: How will the Reorganization impact my aggregate tax basis?
Answer: Your aggregate tax basis for federal income tax purposes of Acquiring Fund Shares that you receive in the Reorganization will be the same as the basis of the Target Fund Shares that you exchanged as part of the Reorganization (except with respect to fractional shares redeemed for cash).
Question: Will I be charged a commission or other fee as a result of the Reorganization?
Answer: No commission or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?
Answer: The Target Fund and its shareholders will not incur any direct expenses in connection with the Special Meeting and Reorganization. Bahl & Gaynor will bear all costs and expenses relating to the Reorganization (other than any direct or indirect transaction costs, such as brokerage commissions, market impact costs, implied spread costs, termination fees for derivatives, and indirect costs, which, if incurred, will be borne by the Target Fund and its shareholders), including the costs relating to the Special Meeting and Combined Proxy Statement and Prospectus. Bahl & Gaynor estimates the direct expenses related to the Reorganization will be approximately $$240,000.
Question: Why do I need to vote?
Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.
Question: How will the Reorganization affect my ability to buy and sell shares?
Answer: You can purchase or exchange Target Fund Shares until March 26, 2026. You can redeem Target Fund Shares until the day before the Reorganization occurs. That means your redemption order must be received by March 26, 2026. Any Target Fund Shares held in a Qualifying Account that are not redeemed before the date of the Reorganization, which we expect will be as of the close of business on or about March 27, 2026, will be exchanged for Acquiring Fund Shares (and cash in lieu of fractional shares, if any) on the Closing Date. Any Target Fund Shares held in a Non-Qualifying Account will be redeemed by the Target Fund on the Closing Date and you will receive cash equal in value to the aggregate NAV of your Target Fund Shares as of the close of normal trading on the NYSE on the date of such redemption (which will generally result in the recognition of gain or loss by the Target Fund Shareholder for federal income tax purposes) and you will not become a shareholder of the Acquiring Fund.
Question: What do I need to do to prepare for the Reorganization?
Answer: It is important for you to determine whether you hold your Target Fund Shares in a Qualifying Account or a Non-Qualifying Account. If you hold your Target Fund Shares in an account directly with the Target Fund at the Target Fund’s transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”), or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares (i.e., a Non-Qualifying Account), you will need to set up a brokerage account that allows investment in ETF shares in order to receive Acquiring Fund Shares as part of the Reorganization. A separate Q&A is provided below to help you determine your account type and provide information about changing your type of account if necessary.
Question: What will happen if the Proposal is not approved by shareholders?
Answer: If shareholders of the Target Fund do not approve the Proposal, then the Target Fund will not be reorganized into the Acquiring Fund and the IMST Board will consider what further actions to take with respect to the Target Fund, which may include continuation or liquidation of the Target Fund.
Question: How do I vote my shares?
Answer: You can vote your shares as indicated under “HOW TO VOTE YOUR SHARES” which immediately precedes this Questions and Answers section.
Question: Who do I call if I have questions?
Answer: If you have any questions regarding the Proposal or the proxy card, or need assistance voting your shares, please call the Target Fund’s proxy solicitor, Morrow Sodali toll-free at 1-888-541-3234.
IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT QUESTIONS AND ANSWERS
This section contains a brief Q&A which provides information for you to determine if you need to take action with respect to your shareholder account prior to the Reorganization.
Question: What do I need to do about my account prior to the Reorganization?
Answer: The following provides information to determine whether you will need to take action prior to the Reorganization with respect to your Target Fund Shares based on the characteristics of your account. As discussed below, if the Reorganization is approved by shareholders of the Target Fund and you desire to hold shares of the Acquiring Fund, it is important for you to determine that you hold your Target Fund Shares in a Qualifying Account or, if you do not own Target Fund Shares through such an account, that you take necessary actions to be able to receive shares of the Acquiring Fund.
Accounts that Require No Action (Qualifying Accounts)
If you hold your shares of the Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will not need to take any action with respect to your account prior to the Reorganization to receive ETF shares of the Acquiring Fund.

Accounts that Require Action (Non-Qualifying Accounts)
If a change is not made and you continue to hold your Target Fund Shares in a Non-Qualifying Account before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, on the Closing Date, your shares will be redeemed, and you will receive, as soon as practicable after the Closing Date, cash equal in value to the aggregate NAV of your Target Fund Shares as of the close of normal trading on the NYSE on the date of such redemption.
•Fund Direct Accounts – If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s Transfer Agent, you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. You have a Transfer Agent Account if you receive quarterly account statements directly from the Target Fund and not from a third-party broker-dealer.
•Non-Accommodating Brokerage Accounts – If you hold your shares of the Target Fund in a brokerage account that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.
Please consult with your financial intermediary or tax advisor for more information on the impact that the Reorganization would have on you and your investments.
If you do not currently hold your shares of the Target Fund through a Qualifying Account, please see the information below for additional actions that you must take to receive shares of the Acquiring Fund on the Closing Date as part of the Reorganization.
If you are unsure about the ability of your account to accept Acquiring Fund Shares, please contact your financial advisor or other financial intermediary.
Question: How do I transfer my Target Fund shares from a Transfer Agent Account to a brokerage account that accepts ETF shares?
Answer: Transferring your shares from the transfer Agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.
We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Transfer Agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.
Question: How do I transfer my Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares?
Answer: The broker where you hold the Target Fund Shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account. The sooner you initiate these changes, the better.
Question: What will happen if I don’t have a Brokerage Account that can accept ETF shares at the time of the Reorganization?
Answer: If you hold your Target Fund Shares through a Non-Qualifying Account, you will not receive Acquiring Fund Shares in connection with the Reorganization. Instead, on the Closing Date of the Reorganization, your shares will be redeemed by the Target Fund and you will receive, as soon as practicable after the Closing Date, a cash distribution from the Assets of the Target Fund equal in value to the aggregate NAV of your Target Fund Shares as of the close of normal trading on the NYSE on the date of such redemption. The redemption of Target Fund shares held by shareholders through Non-Qualifying Accounts will generally result in the recognition of gain or loss for U.S. federal income tax purposes for those shareholders.
Question: What if I don’t want to hold ETF shares?
Answer: If you don’t want to receive ETF shares in connection with the Reorganization, you may redeem your Target Fund Shares prior to the Reorganization. The last day to redeem your shares of the Target Fund is March 26, 2026. If you redeem your Target Fund Shares, surrender charges and redemption fees may apply and there may be tax consequences.

The information contained in this Combined Proxy Statement and Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Proxy Statement and Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED DECEMBER 2, 2025
COMBINED PROXY STATEMENT AND PROSPECTUS
[ ], 2025
For the Reorganization of

Bahl & Gaynor Income Growth Fund a series of Investment Managers Series Trust 235 West Galena Street, Milwaukee, Wisconsin 53212 (626) 385-5777	into	Bahl & Gaynor Income Growth ETF a series of ETF Series Solutions 615 East Michigan Street, Milwaukee, Wisconsin 53202 (414) 765-6511

This Combined Proxy Statement and Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “IMST Board”) of Investment Managers Series Trust (“IMST” or the “Target Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Bahl & Gaynor Income Growth Fund, a series of IMST (the “Target Fund”), at the offices of Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, on March 12, 2026, at 10:30 a.m. Pacific time. At the Special Meeting, shareholders of the Target Fund will be asked to consider and vote upon the following proposal (the “Proposal”):

Proposal:
To approve an Agreement and Plan of Reorganization (the “Plan”) by and between ETF Series Solutions (“ESS” or the “Acquiring Trust”), on behalf of its series, the Bahl & Gaynor Income Growth ETF (the “Acquiring Fund”), and the Target Trust, on behalf of the Target Fund, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for (A) newly issued shares of the Acquiring Fund, and cash in lieu of fractional shares, and cash for shareholders who hold their shares of the Target Fund through accounts that are not permitted to hold shares of the Acquiring Fund (each, a “Non-Qualifying Account”), and (B) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) distribute, as soon as practicable after the closing date, such newly issued shares of the Acquiring Fund and cash in lieu of fractional shares to shareholders of the Target Fund who hold their shares of the Target Fund through accounts that are permitted to hold shares of the Acquiring Fund (each, a “Qualifying Account”), and, with respect to shareholders who hold their shares of the Target Fund through Non-Qualifying Accounts, cash in exchange for their shares of the Target Fund (the “Reorganization”).

If approved and completed, the proposed Reorganization would result in the following:
•Shareholders of the Target Fund who hold their shares through a Qualifying Account would receive a number of Acquiring Fund shares and cash in lieu of any fractional shares equal in value to the aggregate net asset value of the Target Fund shares held as of the close of normal trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the closing of the Reorganization;
•Shareholders of the Target Fund who hold their shares through a Non-Qualifying Account would have their shares redeemed by the Target Fund on the closing date of the Reorganization and would receive a cash distribution from the Target Fund’s assets equal in value to the aggregate net asset value of the Target Fund shares held by such Target Fund shareholder as of the close of normal trading on the NYSE on the date of such redemption; and
•The Target Fund would be dissolved, liquidated and terminated as provided in the Plan.
In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as an open-end mutual fund and the IMST Board will consider potential courses of action at that time.
After careful consideration, the IMST Board recommends that shareholders vote “FOR” the Proposal.
The Plan provides that all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of beneficial interest (“shares”) of the Acquiring Fund and cash in lieu of fractional shares and the Acquiring Fund’s assumption of the Target Fund’s liabilities. The Acquiring Fund operates as an exchange-traded fund (“ETF”), which is different than the Target Fund, which is structured as a mutual fund. Most notably, the shares of the Acquiring Fund are listed and trade on NYSE Arca, Inc. (the “Exchange”), enabling individual shareholders to buy and sell Acquiring Fund shares at any time during the Exchange’s trading hours. Unlike with the Target Fund, individual shareholders may not purchase and redeem shares directly from the Acquiring Fund.

The Acquiring Fund’s investment objectives, principal investment strategies and principal investment risks are substantially similar to those of the Target Fund. The Acquiring Fund is subject to certain risks unique to operating as an ETF. More information about the Acquiring Fund’s investment objective, principal investment strategies and principal investment risks can be found herein under the heading “Summary Comparison of the Funds.”
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. This Combined Proxy Statement and Prospectus sets forth concisely the basic information you should know before voting on the Proposal. You should read it and keep it for future reference.
The enclosed proxy card and this Combined Proxy Statement and Prospectus are first being sent to shareholders of the Target Fund on or about January 5, 2025. Target Fund shareholders of record as of the close of business on December 15, 2025 are entitled to notice of and to vote at the Special Meeting as may be adjourned or postponed.
The following documents containing additional information about the Target Fund and the Acquiring Fund, each having been filed with the SEC, are incorporated by reference into (legally considered to be part of) this Combined Proxy Statement and Prospectus:
•the Statement of Additional Information dated [ ], 2025, relating to this Combined Proxy Statement and Prospectus (the “Proxy Statement SAI”);
•the Prospectus of the Target Fund, dated October 31, 2025, as supplemented (the “Target Fund’s Prospectus”) (File Nos. 333-122901 and 811-21719);
•the Prospectus of the Acquiring Fund, dated April 30, 2025, as supplemented (the “Acquiring Fund’s Prospectus”) (File Nos. 333-179562 and 811-22668);
•the Statement of Additional Information of the Target Fund, dated October 31, 2025, as supplemented (the “Target Fund’s SAI”) (File Nos. 333-122901 and 811-21719);
•the Statement of Additional Information of the Acquiring Fund, dated April 30, 2025, as supplemented (the “Acquiring Fund’s SAI”) (File Nos. 811-22668; 333-179562);
•the Annual Report and Annual Financial Statements and Additional Information for the Target Fund for the fiscal year ended June 30, 2025 (together, the “Target Fund’s Annual Report”) (File No. 811-21719);
•the Annual Report and Annual Financial Statements and Additional Information for the Acquiring Fund for the fiscal year ended December 31, 2024 (together, the “Acquiring Fund’s Annual Report”) (File No. 811-22668); and
•the Semi-Annual Report and Semi-Annual Financial Statements and Additional Information for the Acquiring Fund for the fiscal period ended June 30, 2025 (together, the “Acquiring Fund’s Semi-Annual Report”) (File No. 811-22668).
The Target Fund’s Prospectus and Annual and Semi-Annual Reports have previously been delivered to shareholders of the Target Fund. Additional information about the Acquiring Fund is included in Appendix D to this Combined Proxy Statement and Prospectus. The Acquiring Fund is an existing ETF in the Acquiring Trust.
Copies of any of the foregoing documents relating to the Target Fund are available upon request and without charge by calling the Target Fund (toll-free) at 1-833-472-2140, on the Target Fund’s website at https://mf.bahl-gaynor.com/ or by writing to: Bahl & Gaynor Income Growth Fund, P.O. Box 2175, Milwaukee, Wisconsin 53201. Copies of the Combined Proxy Statement and Prospectus, Proxy Statement SAI, and any of the foregoing documents relating to the Acquiring Fund are available upon request and without charge by calling (toll-free) at 1-833-472-2140 or visiting https://mf.bahl-gaynor.com/.

No person has been authorized to give any information or make any representation not contained in this Combined Proxy Statement and Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Proxy Statement and Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Fund or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
SYNOPSIS
The following synopsis summarizes certain information contained elsewhere in this Combined Proxy Statement and Prospectus with respect to the proposed Reorganization and shareholders should reference the more complete information contained in this Combined Proxy Statement and Prospectus and in the accompanying SAI and the appendices thereto, including the Plan. Shareholders should read the entire Combined Proxy Statement and Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Combined Proxy Statement and Prospectus.
Investment Objectives
The Target Fund and the Acquiring Fund have substantially similar investment objectives and pursue their investment objectives with substantially similar investment strategies. The investment objectives for the Target Fund are primarily current and growing income, secondarily downside protection and thirdly long-term capital appreciation. The investment objectives for the Acquiring Fund are to seek current and growing dividend income, downside protection relative to the broader equity market, and long-term capital appreciation. The Target Fund pursues its investment objectives by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities, primarily common stock, of companies that have historically paid dividends and have strong dividend policies. The Acquiring Fund pursues its investment objectives by investing primarily in dividend-paying U.S.-listed equity securities of large capitalization companies, predominately those with a market capitalization greater than $7 billion.
Investment Policies and Restrictions
The Target Fund and the Acquiring Fund have adopted substantially similar fundamental investment restrictions, which may not be changed without prior shareholder approval. The Target Fund’s and the Acquiring Fund’s fundamental investment restrictions are listed in the Target Fund’s SAI and the Acquiring Fund’s SAI, respectively, each of which is incorporated by reference into this Combined Proxy Statement and Prospectus and available upon request. More information about the fundamental investment restrictions can be found herein under the heading “Summary Comparison of the Funds.”
Distribution and Purchase Procedures and Exchange Rights; Redemption Procedures
Target Fund Shares may be purchased and redeemed on any day that the NYSE is open for trading. Acquiring Fund Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Additional information can be found under “Purchase and Redemption of Shares” below.
Primary Federal Tax and Other Consequences of the Reorganization
For U.S. federal income tax purposes, the Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares). Further, the aggregate tax basis for the Acquiring Fund shares that you receive in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares (other than fractional shares) that you surrender in the Reorganization. As a condition precedent to the Reorganization, IMST and ESS will receive an opinion from tax counsel, delivered to ESS, confirming such tax treatment. Prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.
While the Reorganization is designed to be treated as a tax-deferred reorganization for U.S. federal income tax purposes, the Target Fund and its shareholders may experience a taxable event in connection with one or more of the actions taken by the Target Fund in preparation for the Reorganization. The redemption of Target Fund shares held by shareholders through Non-Qualifying Accounts will generally result in the recognition of gain or loss for U.S. federal income tax purposes for those shareholders. Prior to the Reorganization, the Target Fund may recognize capital gains from the disposition of securities which, to the extent not offset by capital losses, will be distributed to shareholders and cause taxable shareholders receiving such distribution to be subject to tax. The information about tax consequences included in this Combined Proxy Statement and Prospectus relates to certain U.S. federal income tax consequences of the Reorganization only and is not intended to serve as tax advice. Target Fund shareholders should consult their tax advisers about possible state, local, or foreign tax considerations with respect to the effects, if any, of the events leading up to the Reorganization and the Reorganization.
Principal Risk Factors
The Target Fund and the Acquiring Fund have substantially similar investment risks; however, the Acquiring Fund is subject to certain risks unique to operating as an ETF, including market trading risk and premium/discount risk. See “Principal Risks” below.
Fee Table
A comparison of the fees and expenses of the Funds can be found under “Fees and Expenses” below.

Information about the Reorganization
The IMST Board, including all of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), recommends that shareholders of the Target Fund approve the Plan, pursuant to which the Target Fund will reorganize into the Acquiring Fund and, upon shareholder approval and the closing of the Reorganization, the Target Fund shareholders that hold their Target Fund Shares in a Qualifying Account will become shareholders of the Acquiring Fund. The Acquiring Fund’s investment objectives, principal investment strategies and principal investment risks are substantially similar to those of the Target Fund. The Acquiring Fund is subject to certain risks unique to operating as an ETF. More information about the Acquiring Fund’s investment objectives, principal investment strategies and principal investment risks is included herein under the heading “Summary Comparison of the Funds.”
Pursuant to the Plan, the Target Fund, which is currently operated as a mutual fund, will be reorganized into an existing ETF through the reorganization of the Target Fund into the Acquiring Fund. If approved, the Reorganization will be accomplished through the transfer of all of the Target Fund’s assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and cash in lieu of fractional shares, the assumption of the Target Fund’s liabilities by the Acquiring Fund, the distribution of the newly issued Acquiring Fund shares and cash in lieu of fractional shares to Target Fund shareholders, followed by the dissolution, liquidation and termination of the Target Fund. Shares of the Acquiring Fund issued in connection with the Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the Target Fund transferred to the Acquiring Fund, less the Target Fund’s liabilities that the Acquiring Fund assumes. As a result of the Reorganization, existing shareholders of the Target Fund that hold their Target Fund Shares in a Qualifying Account will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the Reorganization. To the extent Target Fund Shares are held in a Non-Qualifying Account, the shareholder’s Target Fund Shares will be redeemed by the Target Fund on the closing date of the Reorganization and the shareholder will receive cash equal in value to the aggregate net asset value of Target Fund Shares held by the shareholder as of the close of normal trading on the NYSE on the date of such redemption (which will generally result in the recognition of gain or loss by the Target Fund shareholder for federal income tax purposes) and such Target Fund shareholder will not become a shareholder of the Acquiring Fund.
If a shareholder holds Target Fund Shares through a Non-Qualifying Account and wishes to receive Acquiring Fund Shares in the Reorganization, the shareholder must transfer its shares to a broker-dealer and establish a Qualifying Account, in which case the shareholder may begin paying brokerage commissions and other fees. If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please contact your financial advisor or other financial intermediary.
The Target Fund and its shareholders will not incur any direct expenses in connection with the Reorganization. Bahl & Gaynor will bear all costs and expenses relating to the Reorganization (other than any direct or indirect transactions costs, such as brokerage commissions, market impact costs, implied spread costs, termination fees for derivatives, and indirect costs), which, if incurred, will be borne by the Target Fund and its shareholders), including the costs relating to the Special Meeting and Combined Proxy Statement and Prospectus.
To facilitate the Reorganization, the Target Fund plans to modify its operations in several respects prior to the Reorganization, including converting the assets in Class A and Class C shares into Class I.
A form of the Plan is attached to this Combined Proxy Statement and Prospectus as Appendix A. The IMST Board considered and approved the Reorganization at a meeting held on June 3-4, 2025. Based upon the IMST Board’s evaluation of the terms of the Plan and other relevant information presented to the IMST Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the IMST Board, including all of the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund and its shareholders and will not dilute the interests of the existing shareholders of the Target Fund. Furthermore, the Acquiring Trust Board of Trustees (the “ESS Board”), including all of the ESS Board’s Independent Trustees, approved the Reorganization with respect to the Acquiring Fund following its determination that the Reorganization is in the best interests of the Acquiring Fund and its shareholders and will not dilute the interests of the existing shareholders of the Acquiring Fund.
See the section entitled “IMST Board Considerations” for a summary of the factors considered and conclusions drawn by the IMST Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

EFFECTS OF THE REORGANIZATION
The primary purpose of the Reorganization is to reorganize the Target Fund, which currently operates as a mutual fund, into the already existing Acquiring Fund, which operates as an ETF. Certain basic information about the Target Fund and Acquiring Fund is provided in the table below.

	Target Fund	Acquiring Fund
Identity of Fund	Bahl & Gaynor Income Growth Fund, a series of Investment Managers Series Trust (an open-end management investment company registered with the SEC)	Bahl & Gaynor Income Growth ETF, a series ETF Series Solutions (an open-end management investment company registered with the SEC)
Listing Exchange	N/A	NYSE Arca, Inc.
Ticker Symbol	Class A (AFNAX) Class C (AFYCX) Class I (AFNIX)	BGIG
Fiscal Year-End	June 30	December 31
Form of Organization	Series of a Delaware statutory trust	Series of a Delaware statutory trust
Diversification Status	Diversified	Diversified
The Acquiring Fund, like the Target Fund, is “diversified.” Management responsibility for the Target Fund will not change as a result of the Reorganization, as Bahl & Gaynor serves as the investment adviser for both the Target Fund and Acquiring Fund. The Acquiring Fund operates as an ETF, which differs from the Target Fund, which operates as a mutual fund. The Acquiring Fund’s investment objectives, principal investment strategies and principal risks are substantially similar to those of the Target Fund. The Acquiring Fund is subject to certain risks unique to operating as an ETF. A description of the Target Fund’s and Acquiring Fund’s investment objectives, investment strategies, investment policies and restrictions, management fees, expenses, and Rule 12b-1 Plan follows.
It is expected that, after the Reorganization, the Acquiring Fund will continue to have lower overall expenses than the Target Fund. Importantly, there are some expenses specific to ETFs, such as exchange listing fees, fees paid to the transfer agent and distributor, etc.. which are paid by the Adviser under its unitary fee structure with the Acquiring Fund, described below. Moreover, buying and selling ETF shares may involve paying a brokerage commission and costs attributable to the bid-ask spread of the marketplace, and prices on the exchange may be higher or lower than the ETF’s net asset value (“NAV”), which means shareholders may pay more or receive less than NAV when they buy or sell ETF shares.
Under the Target Fund’s advisory agreement, the Target Fund currently pays Bahl & Gaynor a management fee at an annual rate of 0.45% on the Target Fund’s average daily net assets. In addition to the management fee, the Target Fund is responsible for the operating expenses of the Target Fund, subject to a contractual expense cap whereby Bahl & Gaynor has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that total annual fund operating expenses of Class A Shares do not exceed 0.93%, Class C Shares do not exceed 1.68%, and Class I Shares do not exceed 0.68% of average daily net assets (exclusive of taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses). Under the Operating Expense Limitation Agreement (“OELA”), the expense cap rates listed above went into effect on July 1, 2024. Any reimbursements to the Target Fund by the Adviser are not subject to recoupment by the Adviser. If the Reorganization is approved by shareholders, after the Reorganization is consummated, the Adviser will not retain any right to recoup any expenses reimbursed pursuant to the OELA.
Under the Acquiring Fund’s advisory agreement, the Acquiring Fund currently pays a unitary management fee, on a monthly basis, of 0.45% of the Acquiring Fund’s average daily net assets. Under the unitary fee structure, Bahl & Gaynor, Inc. pays all expenses of the Acquiring Fund, except the management fee, interest charges on any borrowings, dividends and other expenses on securities sold short (if applicable), taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, any accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses. The Acquiring Fund’s management fees are not subject to a fee waiver or expense reimbursement.
The Target Fund offers Class A Shares, Class C Shares, and Class I Shares. Class A and Class C Shares of the Target Fund are subject to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A Shares are authorized to pay up to an annual rate of 0.25% of the average daily NAV of such shares to the Target Fund’s distributor or other qualified recipient, and Class C Shares are authorized to pay an annual rate of 1.00% of the average daily NAV of Class C Shares to the Target Fund’s distributor or other qualified recipient. Class I Shares are not subject to any distribution or service fees under the Target Fund’s Rule 12b-1 Plan. The Acquiring Fund has adopted a Rule 12b-1 Distribution and Service Plan under which the Acquiring Fund may bear a Rule 12b-1 fee not to exceed 0.25% per annum of its average daily net assets. However, no such fee is currently paid by the Acquiring Fund, and the ESS Board must approve the Acquiring Fund’s payment of such fees prior to their implementation. Currently, neither the Acquiring Fund nor the ESS Board have plans to implement the Acquiring Fund’s Rule 12b-1 Plan and commence the payment of any fees pursuant thereto.
Accordingly, the total expense ratio of the Acquiring Fund is expected to be lower than that of the Target Fund, including expenses after any applicable Target Fund expense cap. As of June 30, 2025, the total annual fund operating expenses for the Target Fund’s (i) Class A Shares, after expense reimbursements, was 0.88% of its average daily net assets, (ii) Class C Shares, after expense reimbursements, was 1.63% of its average daily net assets, and (iii) Class I Shares, after expense reimbursements, was 0.63% of its average daily net assets. By contrast, the total annual fund operating expenses for shares of the Acquiring Fund is 0.45% of its average daily net assets. There may, however, be certain fees and costs incurred by shareholders associated with the Acquiring Fund, for example brokerage fees, that were not reflected in the previous fee structure for the Target Fund.
SUMMARY COMPARISON OF THE FUNDS
Fees and Expenses of the Funds
The table below describes the fees and expenses that you would pay if you were to buy, hold, and sell shares of the Target Fund and the Acquiring Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Expenses for the Target Fund are based on operating expenses of the Target Fund for the fiscal year ended June 30, 2025. Expenses for the Acquiring Fund are based on operating expenses of the Acquiring Fund for the fiscal year ended December 31, 2024. The Reorganization is not expected to impact the Acquiring Fund’s fees and expenses. You will not pay any sales load, deferred sales load, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Reorganization.
Prior to the Reorganization, the Target Fund intends to convert all Class A Shares and Class C Shares into Class I Shares.

	Target Fund Class A Shares	Target Fund Class C Shares[1]	Target Fund Class I Shares	Acquiring Fund
Shareholder Fees (fees paid directly from your investment
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%[2]	1.00%[2]	None	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	n/a
Wire fee	$20	$20	$20	n/a
Overnight check delivery fee	$25	$25	$25	n/a
Retirement account fees (annual maintenance fee)	$15	$15	$15	n/a

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment
Management fees	0.45%	0.45%	0.45%	0.45%
Distribution and service (Rule 12b‑1) fees	0.25%	1.00%	None	0.00%
Other expenses	0.15%	0.15%	0.15%[1]	0.00%
Shareholder service fee	0.07%	0.07%	0.07%	0.00%
All other expenses	0.08%	0.08%	0.08%	0.00%
Total Annual Fund Operating Expenses	0.85%	1.60%	0.60%	0.45%
(1)Currently, Class C Shares are not available for purchase.
(2)For Class A Shares, no sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.

(3)Other expenses for Class C Shares are estimated for the current fiscal year, based on current expenses for the existing share classes.
Example
The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of each of those periods. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same (taking into account the Target Fund’s contractual expense limitation agreement in place for one year). The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund – Class A Shares	$632	$806	$995	$1,541
Target Fund – Class C Shares	$263	$505	$871	$1,900
Target Fund – Class I Shares	$61	$192	$335	$750
Acquiring Fund	$46	$144	$252	$567
You would pay the following expenses on Class C Shares if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Target Fund – Class A Shares	$163	$505	$871	$1,900
Principal Investment Objectives, Strategies, and Policies
The Acquiring Fund has substantially similar investment objective and principal investment strategies as the Target Fund.

Target Fund	Acquiring Fund
Investment Objectives	Investment Objective
The investment objectives of the Fund are primarily current and growing income, secondarily downside protection and thirdly long-term capital appreciation.	The Fund seeks current and growing dividend income, downside protection relative to the broader equity market, and long-term capital appreciation.
The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.	The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.

Target Fund	Acquiring Fund
Principal Investment Strategies	Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities, primarily common stock, of companies that have historically paid dividends and have strong dividend policies. The Adviser defines companies with “strong dividend policies” as companies that demonstrate historic dividend growth in addition to competitive advantages, reasonable valuations, positive or increasing cash flow returns, and/or sound capital allocation policies or approaches. Although the Fund may invest in any size companies, it primarily invests in large capitalization companies. Bahl & Gaynor, Inc., the Fund’s investment adviser (the “Adviser” or “Bahl & Gaynor”), considers large capitalization companies to be those with market capitalization of $10 billion or higher at the time of purchase. Under normal market conditions, the Fund typically invests in a diversified portfolio of 35 to 50 securities spread across a variety of economic sectors, including, for example, the information technology sector, health care sector, or industrial sector. However, from time to time, the Fund may invest a larger percentage of its net assets in one or more sectors. Investments in and weightings of individual sectors vary based on the Adviser’s assessment of company fundamentals, valuations and overall economic conditions. The Adviser focuses on high-quality companies that typically produce steady earnings and dividend growth. The Adviser defines “high quality companies” as companies that have historically exhibited an ability to grow revenues, earnings, and dividends in a variety of economic environments. The Fund may also invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.
The Fund may invest in foreign securities. The Fund’s investments in foreign securities are primarily in American Depositary Receipts (“ADRs”) and similar receipts. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Fund is an actively managed exchange-traded fund (“ETF”) that invests primarily in dividend-paying U.S.-listed equity securities of large capitalization companies, predominately those with a market capitalization greater than $7 billion. The equity securities held by the Fund may include common stocks of U.S. companies, American Depositary Receipts (“ADRs”) (i.e., receipts evidencing ownership of foreign equity securities), and real estate investment trusts (“REITs”).
In selecting securities, Bahl & Gaynor, Inc., the Fund’s investment adviser (“Bahl & Gaynor” or the “Adviser”), employs a bottom‑up approach that considers, among other factors, a company’s historical earnings and dividend growth, as well as its balance sheet and cash flow generation, competitive position, and prospects for future cash flow and dividend growth. Weightings of individual sectors are based on the Adviser’s assessment of company fundamentals, valuations, and overall economic conditions. The Adviser targets companies that, in its judgement, have high-quality business models, strong competitive advantages, reasonable valuations, and sound capital allocation policies or approaches. The Adviser believes that the securities identified using such strategies have the potential to provide improved downside protection relative to the broader equity market.
The Adviser generally sells a security when, in its opinion, one or more of the following occurs, among other reasons: 1) the security’s dividend is reduced to what the Adviser believes is an unacceptable amount per share, 2) the Adviser believes the company’s fundamentals and/or management is deteriorating, 3) the Adviser believes the company’s stock has become a greater weight of the Fund’s portfolio than desired due to market appreciation or other factors, or 4) the Adviser identifies a more attractive investment opportunity for the Fund.
While investing in a particular market sector is not a strategy of the Fund, its portfolio may be significantly invested in one or more sectors as a result of the security selection decisions made pursuant to its strategy. As of March 31, 2025, a significant portion of the Fund’s assets consisted of securities of companies in the health care sector, although this may change from time to time.

Principal Risks
Risk is inherent in all investing. Shares of the Target Fund and Acquiring Fund may change in value, and an investor could lose money by investing in either Fund. There is no guarantee that a Fund will achieve its investment objectives or that it will not lose principal value.
The Target Fund and the Acquiring Fund have substantially similar investment risks; however, the Acquiring Fund is subject to certain risks unique to operating as an ETF, including market trading risk and premium/discount risk, as disclosed below.
The principal risks of investing in the Target Fund and the Acquiring Fund are set forth below. Each risk summarized below is considered a “principal risk” of the corresponding Fund, regardless of the order in which it appears. As with any investment, there is a risk you could lose all or a portion of your investment in a Fund. Some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives.

Target Fund	Acquiring Fund
Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, or other events could have significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, market volatility related to global trade policy and the imposition of tariffs, the spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.

Focused Risk. Although the Fund is diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), the Adviser intends to focus its investments in the securities of a smaller number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were more diversified among the securities of a greater number of issuers.
n/a
Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues and, when it appears that those expectations will not be met, the prices of growth securities typically fall.
n/a
n/a
Dividend-Paying Securities Risk. Investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Securities of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other securities, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time.

Target Fund	Acquiring Fund
Market Capitalization Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Market Capitalization Risk.
•Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Depositary Receipt Risk. Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in Depositary Receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide a return that corresponds precisely with that of the Underlying Shares.
Foreign Markets Risk. Investments in ADRs that provide exposure to non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, the value of non-U.S. securities may be subject to risk of decline due to foreign currency fluctuations or to political or economic instability. Investments in ADRs also may be subject to withholding or other taxes and may be indirectly subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
•Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, an increased emphasis on the delivery of healthcare through outpatient services, loss or impairment of intellectual property rights and litigation regarding product or service liability.

Target Fund	Acquiring Fund
Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a U.S. REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
n/a
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.
n/a

Target Fund	Acquiring Fund
n/a
Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

n/a
ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

Fund Performance
If the Reorganization is approved, the Target Fund will adopt the performance history of the Acquiring Fund.
Target Fund
The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year for Class I Shares and by showing how the average annual total returns of each class of the Target Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, https://mf.bahl-gaynor.com/ or by calling the Fund at 1-833-472-2140. The Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Target Fund will perform in the future.
Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at net asset value per share (“NAV”)
The year-to-date return as of September 30, 2025, was 10.97%.

Class I Shares
Highest Calendar Quarter Return at NAV	14.27%	Quarter Ended 06/30/2020
Lowest Calendar Quarter Return at NAV	(20.54)%	Quarter Ended 03/31/2020

Average Annual Total Returns (for periods ended December 31, 2024)	1 Year	5 Years	10 Years
Class I Shares — Return Before Taxes	16.66%	8.69%	9.54%
Class I Shares — Return After Taxes on Distributions*	14.72%	7.71%	8.77%
Class I Shares — Return After Taxes on Distributions and Sale of Fund Shares*	11.21%	6.75%	7.69%
Class A Shares — Return Before Taxes	9.95%	7.20%	8.66%
Class C Shares — Return Before Taxes	14.46%	7.61%	8.44%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

Acquiring Fund
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compared with those of the S&P 500® Index, a broad measure of U.S. equity market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at https://etf.bahl-gaynor.com/bgig/.
Calendar Year Total Returns as of December 31, 2024
The year-to-date return as of September 30, 2025, was 11.35%.
During the period of time shown in the bar chart, the Acquiring Fund’s highest quarterly return was 8.74% for the quarter ended March 31, 2024, and the lowest quarterly return was -1.60% for the quarter ended December 31, 2024.
Average Annual Total Returns
(for periods ended December 31, 2024)

Acquiring Fund	1-Year	Since Inception (9/14/2023)
Return Before Taxes	16.87%	15.69%
Return After Taxes on Distributions	16.29%	15.07%
Return After Taxes on Distributions and Sale of Fund Shares	10.36%	11.97%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02%	24.59%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Portfolio Turnover
The Target Fund and Acquiring Fund pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example, affect the Fund’s performance. For the fiscal year ended June 30, 2025, the Target Fund’s portfolio turnover rate was 21% of the average value of its portfolio. For the fiscal year ended December 31, 2024, the Acquiring Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Investment Restrictions
The investment restrictions adopted by the Target Fund and the Acquiring Fund as fundamental investment restrictions (i.e., cannot be changed by the respective board of trustees without affirmative shareholder approval) are substantially similar.
Each of the Target Fund and the Acquiring Fund are subject to the below fundamental investment policies. Each of the fundamental investment policies described in the table below cannot be changed without approval by holders of a majority of the outstanding voting securities of such Fund, as defined in the 1940 Act. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (1) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, whichever is less.

Target Fund	Acquiring Fund
The Fund may not:	Except with the approval of a majority of the outstanding voting securities, the Fund may not:
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements;	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;	With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).
Invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities);
Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries). For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as REITs);	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Target Fund	Acquiring Fund
Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.
In applying the Fund's fundamental policy concerning industry concentration described above, the Fund will consider the investments of other investment companies in which the Fund invests to the extent it has sufficient information about such investment companies. The Fund will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries.

In determining its compliance with the fundamental investment restriction on concentration, a Fund will consider the investments of other investment companies in which such Fund invests to the extent it has sufficient information about such investment companies. With respect to a Fund’s investments in affiliated investment companies, the Fund will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.

The Acquiring Fund does not have any non-fundamental policies; however, the Target Fund has adopted the following non-fundamental policy:
The Fund may not invest, in the aggregate, more than 15% of the Fund’s net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
Portfolio Holdings Information
A complete description of the Target Fund’s policies and procedures and additional disclosure related to the Target Fund’s portfolio holdings is available in the Target Fund’s SAI, which is incorporated by reference into this Combined Proxy Statement and Prospectus. Information about the Acquiring Fund’s daily portfolio holdings is available at https://etf.bahl-gaynor.com/bgig/. A complete description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is available in the Acquiring Fund’s SAI, which is incorporated by reference herein.
Management
Boards of Trustees
Overall responsibility for oversight of the Target Fund rests with the IMST Board. The IMST Board is responsible for overseeing Bahl & Gaynor and other service providers in the operations of the Target Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and IMST’s governing documents. The IMST Board is currently comprised of five Trustees, one of whom is “interested,” as that term is defined under the 1940 Act. The Trustees and officers of IMST, including information on their present positions and principal occupations, are provided under “Management of the Fund—Trustees and Officers” in the Target Fund’s SAI, which is incorporated by reference into this Combined Proxy Statement and Prospectus.
Overall responsibility for the oversight of the Acquiring Fund rests with the ESS Board. The ESS Board is responsible for overseeing the performance of Bahl & Gaynor and the other service providers for the Acquiring Fund. The ESS Board is currently comprised of four Trustees, all of which are Independent Trustees. The Trustees and officers of ESS, including information on their present positions and principal occupations, are provided under the section entitled “Management of the Trust” in the Acquiring Fund’s SAI, which is incorporated by reference into this Combined Proxy Statement and Prospectus.
Investment Adviser
Bahl & Gaynor, Inc. serves as the investment adviser to the Target Fund and the Acquiring Fund (each, a “Fund” and together, the “Funds”) and has overall responsibility for the general management and administration of each Fund. Bahl & Gaynor is a SEC registered investment adviser. Its principal office is located at 255 East Fifth Street, Suite 2700, Cincinnati, Ohio 45202. Bahl &

Gaynor was formed in 1990 and provides investment advisory services to institutional clients, high net worth individuals, mutual funds, and the Funds.
Bahl & Gaynor is responsible for, among other things, providing investment advice to the Funds and trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the oversight of the Board. Bahl & Gaynor also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for each Fund to operate.
Bahl & Gaynor shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions arising out of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement or its reckless disregard of its obligations and duties under the Advisory Agreement or for any losses that may be sustained in the purchase, holding, or sale of any security.
A discussion regarding the basis for the Board’s most recent approval of the Bahl & Gaynor Income Growth ETF Investment Advisory Agreement is available in the Fund’s Annual Report to Shareholders, dated December 31, 2023, which is included in the Fund’s prior Form N-CSR filing.
Portfolio Managers
The below individuals are the Acquiring Fund’s Portfolio Managers and are jointly and primarily responsible for day-to-day management of the Fund’s portfolio. The below individuals also currently serve as Portfolio Managers, among others, for the Target Fund. See the Target Fund’s Prospectus for a full list of the portfolio management team that is jointly and primarily responsible for the day-to-day management of the Target Fund’s portfolio.
Robert S. Groenke is President, CEO, Principal, and Portfolio Manager of Bahl & Gaynor. Mr. Groenke is responsible for portfolio management, investment research, and client service. Prior to joining Bahl & Gaynor in 2019, Mr. Groenke was Vice President and Research Analyst with Franklin Templeton Investments. Prior to joining Franklin Templeton in 2012, he served as Private Equity Associate with Industrial Growth Partners. Prior to joining Industrial Growth Partners in 2008, Mr. Groenke worked as an Investment Banking Analyst within the Technology Group at Thomas Wiesel Partners in New York. Mr. Groenke earned an M.B.A., with honors, from the University of Chicago and a B.A. from the University of Michigan.
Mr. Groenke has served as a portfolio manager for the Target Fund since June 30, 2021, and the Acquiring Fund since September 14, 2023.
Peter M. Kwiatkowski, CFA, is Chief Investment Officer, Portfolio Manager, and Principal of the Bahl & Gaynor. Mr. Kwiatkowski is responsible for portfolio management, investment research, and client service. Prior to joining Bahl & Gaynor in 2019, Mr. Kwiatkowski was Director of Growth & Income strategies with ClearArc Capital, Inc., a wholly-owned subsidiary of Fifth Third Bank, where he worked since 2001. Prior to Fifth Third Bank, he served as a portfolio analyst for Pacific Investment Management Company (PIMCO) from 1999 to 2001. His experience also includes a role as National Default Manager at Quality Loan Service, Inc. in the mortgage servicing industry. Mr. Kwiatkowski earned a B.S. in Finance, Real Estate & Law from California State University, Long Beach.
Mr. Kwiatkowski has served as a portfolio manager for the Target Fund since June 30, 2019, and the Acquiring Fund since September 14, 2023.
The Target Fund’s SAI, which is incorporated by reference into this Combined Proxy Statement and Prospectus, and the Acquiring Fund’s SAI provide additional information about the Funds’ portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds.
Investment Advisory Fees
Pursuant to an investment advisory agreement between IMST, on behalf of the Target Fund, and Bahl & Gaynor (the “IMST/Bahl & Gaynor Advisory Agreement”), the Target Fund is responsible for paying to Bahl & Gaynor, on a monthly basis, an annual management fee equivalent to 0.45% of the Target Fund’s average daily net assets.
Pursuant to an investment advisory agreement between ESS, on behalf of the Acquiring Fund, and Bahl & Gaynor (the “ESS/Bahl & Gaynor Advisory Agreement”), the Acquiring Fund is responsible for paying to Bahl & Gaynor, on a monthly basis, an annual management fee equivalent to 0.45% of the Acquiring Fund’s average daily net assets. Pursuant to a unitary fee arrangement, Bahl & Gaynor is responsible for bearing all the costs of the Acquiring Fund, except the management fee payable by the Acquiring Fund to Bahl & Gaynor as specified in the ESS/Bahl & Gaynor Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).
A discussion regarding the basis for the IMST Board’s approval of the IMST/Bahl & Gaynor Advisory Agreement with respect to the Target Fund is available in the Target Fund’s Annual Financials and Other Information for the fiscal year ended June 30, 2024, which is included in the Target Fund’s most recent Form N-CSR filing. A discussion regarding the basis for the ESS Board’s approval of the

ESS/Bahl & Gaynor Advisory Agreement with respect to the Acquiring Fund is available in the Acquiring Fund’s Annual Report to Shareholders, dated December 31, 2023, which is included in the Acquiring Fund’s prior Form N-CSR filing.
Other Service Providers
The following table identifies the principal service providers that service the Target Fund and the Acquiring Fund:

	Target Fund	Acquiring Fund
Administrator and Fund Accounting Agent	Mutual Fund Administration, LLC, and UMB Fund Services, Inc.	U.S. Bancorp Fund Services, LLC
Transfer Agent	UMB Fund Services, Inc.	U.S. Bancorp Fund Services, LLC
Custodian	UMB Bank, n.a.	U.S. Bank National Association
Distributor and Principal Underwriter	IMST Distributors, LLC	Quasar Distributors, LLC
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP	Cohen & Company, Ltd.
Legal Counsel	Morgan, Lewis & Bockius LLP	Morgan, Lewis & Bockius LLP
Purchase and Redemption of Shares
Target Fund
Target Fund Shares may be purchased and redeemed on any day that the NYSE is open for trading. Shares may be redeemed by written request or telephone. The minimum initial investment for Class A Shares and Class C Shares is $2,500 for all account types, and the minimum subsequent investment is $500 for all account types, except automatic investment plans, which have a $100 minimum subsequent investment threshold. Currently, Class C Shares are not available for purchase. The minimum initial investment for Class I Shares is $25,000 for all account types, and the minimum subsequent investment is $5,000. However, the Target Fund may reduce or waive any minimum investment requirement at its discretion.
For a discussion of how Target Fund Shares may be purchased and redeemed, as applicable, see “Your Account with the Fund—Purchase of Shares” and “—Selling (Redeeming) Fund Shares” in the Target Fund’s Prospectus, which is incorporated by reference herein.
Acquiring Fund
Acquiring Fund Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Acquiring Fund issues and redeems shares at NAV only in a large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Acquiring Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Acquiring Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://etf.bahl-gaynor.com/bgig/. For a discussion of how Acquiring Fund Shares may be purchased and redeemed, as applicable, see “How to Buy and Sell Shares” in Appendix D to this Combined Proxy Statement and Prospectus.
Tax Information
Each Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares of either Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund, the Adviser or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

IMST BOARD CONSIDERATIONS
The IMST Board considered and discussed the Reorganization at a meeting held on June 3-4, 2025, and approved the Reorganization and the Plan subject to shareholder approval.
In approving the Reorganization, the IMST Board considered Bahl & Gaynor’s beliefs that (i) the ETF structure of the Acquiring Fund offers a better value proposition for shareholders than a traditional open-end mutual fund, primarily because of consistent costs through the unitary management fee structure, intraday trading flexibility, and the possibility of advantageous tax treatment; (ii) the Acquiring Trust has extensive experience providing investment advisory services to ETFs, and the Target Fund may benefit from the Acquiring Trust’s investment advisory experience and the increased economies of scale of the Acquiring Fund; (iii) the Reorganization will reduce the overall expenses to shareholders and increase access and liquidity for shareholders through the ETF intraday purchase and redemptions mechanism; (iv) the in-kind redemption of securities by an ETF generally does not trigger the recognition of capital gains by the ETF; and (v) as an ETF, the Acquiring Fund will operate with relatively more transparency with respect to its portfolio holdings, with its holdings information made public each day on its website.
In considering the Reorganization, the IMST Board reviewed the proposed Reorganization from the point of view of the interests of the Target Fund and its shareholders. In approving the proposed Reorganization, the IMST Board (with the advice and assistance of independent counsel) considered, among other things:
•that the Reorganization was recommended by Bahl & Gaynor, the current adviser to the Target Fund and the Acquiring Fund;
•the terms of the Reorganization;
•the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders of that hold their Target Fund shares through Non-Qualifying Accounts);
•that the Funds have substantially similar investment objectives, principal investment strategies, principal risks and fundamental investment restrictions;
•that the Acquiring Fund’s portfolio is managed by portfolio managers who are also members of the portfolio management team that is currently responsible for the day-to-day management of the Target Fund’s portfolio;
•that the Acquiring Fund has the same management fee as the Target Fund;
•that the Acquiring Fund operates under a unitary fee structure, under which Bahl & Gaynor has agreed to pay all expenses incurred by the Acquiring Fund, except for the management fee and certain other expenses;
•that the unitary fee rate paid by the Acquiring Fund is lower than the expense cap rate with respect to the Target Fund’s Class A, Class C, and Class I Shares and, as a result, the Acquiring Fund is expected to have lower total annual fund operating expenses than those of the Class A, Class C, and Class I Shares of the Target Fund after fee waivers and/or expense reimbursements;
•that Bahl & Gaynor believes that reorganizing the Target Fund into the Acquiring Fund will create greater potential for long-term viability than continuing to operate the Target Fund as a mutual fund;
•that the Acquiring Fund has the potential to provide shareholders advantageous tax treatment as compared to the mutual fund structure of the Target Fund;
•that Acquiring Fund shareholders are able to purchase and sell Acquiring Fund shares throughout the trading day at the then-prevailing market price on the Exchange;
•that some shareholders will receive cash for Target Fund shares held in Non-Qualifying Accounts and in lieu of any fractional shares of the Acquiring Fund; and that such shareholders will generally be required to recognize gain or loss upon the receipt of cash for such shares;
•that Target Fund shareholders holding their shares through a Qualifying Account will receive Acquiring Fund shares and cash in lieu of fractional shares with the same aggregate net asset value as their Target Fund shares immediately prior to the Reorganization;
•that, on the closing date of the Reorganization, Target Fund shareholders holding their shares through a Non-Qualifying Account will have their shares redeemed and will receive cash equal in value to the aggregate net asset value of the shares of the Target Fund as of the close of regular trading on the NYSE on the date of such redemption;
•the quality and experience of the Acquiring Fund’s service providers;
•the experience and background of the Acquiring Trust’s independent trustees;
•that the Reorganization would not result in the dilution of shareholders’ interests;

•that Bahl & Gaynor, and not the Target Fund, will bear all direct costs of the Reorganization;
•that the Reorganization will be submitted to the shareholders of the Target Fund for their approval;
•that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization;
•that the Target Fund may benefit from Acquiring Trust’s investment advisory experience and the increased economies of scale of the Acquiring Fund; and
•that liquidation of the Target Fund would generally be a taxable event in which shareholders would recognize gain or loss on their investments for U.S. federal income tax purposes.
The IMST Board also considered that Bahl & Gaynor had an interest in recommending the Reorganization to the IMST Board. If shareholders of the Target Fund approve the Reorganization, Bahl & Gaynor will continue to serve as investment adviser of the Acquiring Fund and will receive fees for its services to the Acquiring Fund.
After consideration of these and other factors it deemed appropriate, the IMST Board, including all trustees who are not “interested persons” of the Target Trust, approved the proposed Agreement and Plan of Reorganization and the Reorganization contemplated thereby, and determined that the Reorganization would be in the best interests of the Target Fund and its shareholders, and that the Target Fund shareholders’ interests will not be diluted as a result of the Reorganization. The IMST Board, including the Independent Trustees, unanimously recommends that shareholders of the Target Fund vote “FOR” the Proposal.
KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION
The IMST Board has approved, and the shareholders of the Target Fund are being asked to approve, the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached to this Combined Proxy Statement and Prospectus as Appendix A.
The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Special Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund. Abstentions, if any, will have the same effect as a vote against the approval of the Plan and the Reorganization it contemplates.
The Plan
The Plan provides for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for (i) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, and (ii) shares of the Acquiring Fund and cash in lieu of fractional shares having an aggregate NAV equal to the aggregate NAV of the Target Fund followed, as soon as practicable after the closing date, by the distribution by the Target Fund pro rata to its shareholders the shares of the Acquiring Fund and cash. Following the Reorganization, the Target Fund will be liquidated. Shares of the Acquiring Fund will be held in book entry form only.
Shareholders of the Target Fund as of the Closing Date (defined below) of the Reorganization, will become shareholders of the Acquiring Fund, unless the Target Fund Shares are held in a Non-Qualifying Account. Each shareholder of the Target Fund that holds their Target Fund Shares through a Qualifying Account will be credited with shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares at the time of the Reorganization. Target Fund Shareholders who hold their Target Fund Shares through a Non-Qualifying Account will have their shares redeemed by the Target Fund on the Closing Date of the Reorganization and will receive a cash distribution from the Target Fund’s assets equal to the aggregate NAV of the shareholder’s Target Fund Shares as of the close of normal trading on the NYSE on the date of such redemption. The Reorganization will not affect the value of your investment at the time of the Reorganization. For Target Fund Shareholders who hold their Target Fund Shares through a Qualifying Account, the Reorganization is expected to qualify as a tax-deferred “reorganization” for U.S. federal income tax purposes. Assuming the Reorganization so qualifies, the Target Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except with respect to cash received by shareholders in lieu of fractional shares, if any). Different tax considerations apply if a shareholder does not hold their Target Fund Shares via a brokerage account that can accept shares of an ETF at the closing of the Reorganization.
The value of the Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the Acquiring Fund and the NAV per share of the Target Fund will be determined as of the close of regular trading on the NYSE on the business day immediately preceding the Closing Date, after the declaration of any dividends, if applicable, by the Target Fund and after effectuating any redemptions of Target Fund Shares effective as of such date (the “Valuation Date”). The NAV per share amount of Target Fund Shares on the Valuation Date will be determined in accordance with the valuation methodologies approved by the IMST Board, and the NAV per share amount of Acquiring Fund Shares on the Valuation Date will be determined in accordance with the valuation methodologies approved by the ESS Board.

Bahl & Gaynor will bear all expenses relating to the Reorganization, including expenses related to the solicitation of proxies, preparing and filing this Combined Proxy Statement and Prospectus, and the cost of copying, printing, and mailing proxy materials, whether or not the Reorganization is consummated. Bahl & Gaynor, however, will not be responsible for direct and indirect transaction costs of the Funds (including, but not limited to, brokerage commissions, market impact costs, implied spread costs, termination fees for derivatives, and indirect costs, as applicable, which costs, if incurred, will be borne by each Fund and its shareholders). Bahl & Gaynor estimates the direct expenses related to the Reorganization will be approximately $$240,000, which estimate does not include any transaction costs by shareholders, if any.
The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from Morgan, Lewis & Bockius LLP, counsel to ESS, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to on or about March 27, 2026, or another date agreed to by IMST and ESS in writing (the “Closing Date”). If the Proposal as presented in this Combined Proxy Statement and Prospectus is approved by Target Fund shareholders at the Special Meeting, the Reorganization is expected to be completed shortly after the Special Meeting. In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as an open-end mutual fund and the Target Board will consider potential courses of action at that time.
The Plan may be amended or terminated and the Reorganization abandoned at any time prior to the Closing Date by mutual consent of IMST, on behalf of the Target Fund, and ESS, on behalf of the Acquiring Fund. In addition, either of IMST or ESS may at its option terminate the Plan at or prior to the Closing Date because (a) of a material breach by the other party of any representation, warranty, covenant or agreement contained within the Plan to be performed by the other party at or prior to the Closing Date, (b) a condition precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met prior to the Closing Date, (c) any governmental authority of competent jurisdiction shall have issued any final and non-appealable judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting the Plan or the consummation of any of the transactions contemplated therein, or (d) the IMST Board or the ESS Board resolves to terminate the Plan after determining in good faith that circumstances have developed that would make proceeding with the Reorganization not in the best interests of their Fund’s shareholders.
Federal Income Tax Consequences of each Reorganization
The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.
The Reorganization with respect to the Target Fund is intended to be a “reorganization” within the meaning of Section 368(a)(1) of the Code for U.S. federal income tax purposes. As a condition to the consummation of the Reorganization, Morgan, Lewis & Bockius LLP will deliver an opinion (the “Tax Opinion”) to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Fund and Acquiring Fund) and the existing U.S. federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for U.S. federal income tax purposes with respect to the Target Fund:
(a)The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
(b)Under Sections 361 and 357(a) of the Code, the Target Fund will not recognize gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all Liabilities of the Target Fund (except that the Target Fund may be required to recognize (A) gain or loss with respect to (1) contracts described in Section 1256(b) of the Code or (2) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code), (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position or (3) upon the transfer of an asset regardless of whether such transfer would otherwise be a nontaxable transaction under the Code.
(c)Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the Assets of the Target Fund solely in exchange for the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund and issuance of the Acquiring Fund Shares.
(d)Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in each Asset of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as Target Fund’s tax basis in such Asset immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as in (b) above.

(e)Under Section 1223(2) of the Code, the Acquiring Fund’s holding period of each Asset of the Target Fund transferred to the Acquiring Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the period during which such Asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset).
(f)Under Section 354 of the Code, shareholders of the Target Fund will not recognize gain or loss upon the exchange of their shares of the Target Fund solely for Acquiring Fund Shares in the Reorganization.
(g)Under Section 358 of the Code, each Target Fund shareholder’s aggregate tax basis in the Acquiring Fund Shares received in the Reorganization will be the same as the shareholder’s aggregate tax basis in the shares of the Target Fund exchanged therefor.
(h)Under Section 1223(1) of the Code, the Target Fund shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the shareholder held those Target Fund shares as capital assets at the time of the Reorganization.
(i)Pursuant to Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.
No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) shareholders who hold shares of the Target Fund Shares through a Non-Qualifying Account, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions with respect to the Tax Opinion.
The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, the Target Fund would be expected to claim a dividends-paid deduction equal to the lesser of (i) the aggregate fair market value of the Acquiring Fund shares distributed to Target Fund shareholders and (ii) the Target Fund’s accumulated earnings and profits, if any, immediately before such distribution, and each shareholder of the applicable Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between the shareholder’s tax basis in Target Fund shares and the fair market value of the shares of the Acquiring Fund received.
Prior to the Closing, the Target Fund will, as necessary, declare and pay one or more dividends and/or other distributions, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Target Fund’s shareholders all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for each taxable year ending on or before the Closing Date (treating the Target Fund’s current taxable year as ending on the Closing Date). Any such distribution will generally be taxable income to the Target Fund’s shareholders. The Acquiring Fund may make comparable distributions to its shareholders before the Closing.
Federal income tax law permits a RIC to carry forward indefinitely its net capital losses to offset its capital gains recognized in future years. As of its most recently completed fiscal year end, the Target Fund and the Acquiring Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

	Short-Term Carryforwards	Long-Term Carryforwards	Total Carryforwards
Target Fund	$0	$0	$0
Acquiring Fund	$7,832,672	$5,965,187	$13,797,859
On the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.
The Reorganization may result in a number of different limitations on the Acquiring Fund’s ability to use realized and unrealized losses of the Target Fund and the Acquiring Fund. In the taxable year of the Acquiring Fund in which the Reorganization occurs, the Acquiring Fund will be able to use capital loss carryforwards of the Target Fund (including from the Target Fund’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Acquiring Fund’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring Fund’s ability, following the Reorganization, to use capital loss carryforwards of the Target Fund (including carryforwards generated in the tax year of the Target Fund ending on the Closing Date). Those limitations, imposed by Section 382 of the Code, may apply if the shareholders of the Target Fund own less than 50% of the combined fund immediately after the applicable Reorganization, and will be imposed on an annual basis. The Reorganization may result in limitations on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of the Target Fund’s assets on the Closing Date. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. This annual limitation on the use of the Target Fund’s carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Acquiring Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.
The Reorganization may result in limitations on the Acquiring Fund’s ability, after the Reorganization, to use capital loss carryforwards of the Acquiring Fund, a portion of any losses recognized by the Acquiring Fund in its tax year that includes the Reorganization, and potentially on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets immediately prior to the Reorganization. These limitations may apply if the Acquiring Fund’s shareholders own less than 50% of the combined fund immediately after the Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of these carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. If the Acquiring Fund or the Target Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the Acquiring Fund, post-Reorganization, may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund.
As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Acquiring Fund, rather than the shareholders of the Fund that incurred them. By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, as a result of the Reorganization than they would have if the Reorganization did not occur.
Since the Reorganization is not expected to close until on or about March 27, 2026, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the date of the Reorganization. The ability of each Fund to use capital losses to offset gains (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.
Although the Funds are not aware of any adverse state income tax consequences, no analysis has been done in respect state income tax consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.
The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.
Description of the Acquiring Fund Shares
Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.
Capitalization
The unaudited capitalization of the Target Fund as of November 14, 2025, and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganization, are shown in the tables below. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs. Prior to the Reorganization, the Target Fund intends to convert all Class A Shares and Class C Shares into Class I Shares.

(unaudited)	Target Fund Class A Shares	Target Fund Class C Shares	Target Fund Class I Shares	Acquiring Fund	Pro forma Adjustments(1)	Acquiring Fund (Pro Forma)
Net Assets	$225,149,124	$120,173,111	$1,470,126,622	$349,864,174	$—	$2,165,313,031
Shares Outstanding	8,301,279	4,487,985	54,054,744	10,860,000	(10,500,003)	67,204,005
Net Asset Value per Share	$27.12	$26.78	$27.20	$32.22	$—	$32.22
(1) Share adjustment necessary to reflect shares to be issued based on the Acquiring Fund's NAV.
ADDITIONAL INFORMATION ABOUT THE FUNDS
General
For a general discussion of the operation and organization of the Target Fund, see “General Information” in the Target Fund’s SAI, which is incorporated by reference herein. For a general discussion of the operation and organization of the Acquiring Fund, see “General Information About the Trust” and “Exchange Listing and Trading” in the Acquiring Fund’s SAI.
Rights of the Funds’ Shareholders
As a general matter, the Target Fund is not required, and does not intend, to hold annual meetings of shareholders; however, IMST allows shareholders to call a meeting when requested in writing by Target Fund Shareholders holding at least ten percent (10%) of the Shares then outstanding for the purpose of voting upon removal of any IMST Trustee. The Target Fund’s By-Laws do not otherwise permit shareholder proposals for action by shareholders at an annual meeting of shareholders other than as required under federal law. Each Target Fund Shareholder is entitled to vote a number of votes equal to the number of Target Fund Shares held as of the Record Date with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act. Target Fund Shares have no preemptive, exchange, subscription, or conversion rights and are freely transferable. Each class of Target Fund Shares generally has the same rights, except for the differing sales loads, distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.
For a description of other significant attributes of shares of the Target Fund see “General Information” in the Target Fund’s SAI, which is incorporated by reference herein.
As a general matter, the Acquiring Fund is not required, and does not intend, to hold annual meetings of shareholders; however, ESS allows shareholders to call a meeting upon the written request of Acquiring Fund Shareholders holding, in the aggregate, not less than 10% of the outstanding shares of the Acquiring Fund, such request specifying the purpose(s) for which such meeting is to be called. The Acquiring Fund’s ByLaws do not otherwise permit shareholder proposals for action by shareholders at an annual meeting of shareholders other than as required under federal law. Shares of the Acquiring Fund have equal voting rights. Acquiring Fund Shares are freely transferable. Shares of the Acquiring Fund do not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. For a description of other significant attributes of shares of the Acquiring Fund see “Description of Shares” in the Acquiring Fund’s SAI.
Notwithstanding the foregoing, the federal securities laws, which apply to the Target Fund and Acquiring Fund, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of Fund shareholders are limited to only those matters, including the nomination and election of Trustees, which are properly brought before the meeting. These requirements are intended to provide the Funds’ board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.
Pricing of Fund Shares
For information on how the NAV per share of the Target Fund is calculated, see “Your Account with the Fund—Share Price” in the Target Fund’s Prospectus and, for the Acquiring Fund, see “How to Buy and Sell Shares” and “Determination of Net Asset Value” in Appendix D attached to this Combined Proxy Statement and Prospectus.
Dividends, Other Distributions, and Taxes
The Target Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually, typically in December. The Target Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.
The Acquiring Fund intends to pay out dividends, if any, monthly and distribute any net realized capital gains to its shareholders at least annually.
The way that dividends are received differs between the Target Fund and Acquiring Fund. All dividends and distributions are automatically reinvested in the Target Fund unless a shareholder requests cash distributions. The Acquiring Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional Target Fund

Shares only if the broker through whom Fund shares are purchased makes such option available. An Acquiring Fund shareholder’s broker is responsible for distributing the income and capital gain distributions to an Acquiring Fund shareholder.
For a discussion of the Target Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends and Distributions” and “Federal Income Tax Consequences” in the Target Fund’s Prospectus, which is incorporated by reference herein.
For a discussion of the Acquiring Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions, and Taxes” in Appendix D attached to this Combined Proxy Statement and Prospectus.
Disclosure of Portfolio Holdings and Premium/Discount Information
For a description of the Target Fund’s policies and procedures with respect to the disclosure of its portfolio holdings, see “Portfolio Holdings Information” in the Target Fund’s Prospectus and “Portfolio Holdings Information” in the Target Fund’s SAI, which are incorporated by reference herein.
For a description of the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Premium/Discount Information” in Appendix D attached to this Combined Proxy Statement and Prospectus, and “Portfolio Holdings Disclosure Policies and Procedures” in the Acquiring Fund’s SAI.
Frequent Purchases and Redemptions
For a discussion of the Target Fund’s policies with respect to frequent purchases and redemptions, see “Tools to Combat Frequent Transactions” in the Target Fund’s Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Fund Shares” in Appendix D attached to this Combined Proxy Statement and Prospectus.
Financial Information
For certain financial information about the Target Fund as of its fiscal year end dated June 30, 2025, see “Financial Highlights” in the Target Fund’s Prospectus, the audited financial statements in the Target Fund’s Annual Report, each of which is incorporated by reference herein.
For certain financial information about the Acquiring Fund as of its most recent fiscal year end dated December 31, 2024, see “Financial Highlights” which are appended to this Combined Proxy Statement and Prospectus as Appendix B. More recent financial information, as of June 30, 2025, is available in the unaudited financial statements included in the Acquiring Fund’s Semi-Annual Report.

VOTING INFORMATION
RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED
Proxies are being solicited from the shareholders of the Target Fund for the Special Meeting to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, on March 12, 2026, at 10:30 a.m. Pacific time, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.
The Board has fixed the close of business on December 15, 2025, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held. As of the Record Date, the total number of issued and outstanding shares of the Target Fund was [ ]. Shareholders of record who owned five percent or more of the shares of the Target Fund as of the Record Date are set forth on Appendix C to this Combined Proxy Statement and Prospectus. Approval of the Plan will require the affirmative vote a majority of the votes cast at a shareholder’s meeting at which quorum is present. The term “majority” of the outstanding votes shall mean the lesser of: (a) 67% of the applicable Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of such Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of such Target Fund’s outstanding shares.
HOW TO VOTE
You can vote your shares in person at the Special Meeting or by mail, via the internet, and by automated touchtone phone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.
The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touchtone Phone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the Special Meeting. We intend to hold the Special Meeting in person. We plan to announce any updates on our proxy website https://proxyvotinginfo.com/p/bahlandgaynor, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail in advance of the Special Meeting.
PROXIES
All proxies that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.
You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
QUORUM AND ADJOURNMENTS
Thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Target Fund will be considered a quorum for the transaction of business with respect to such Target Fund. If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Combined Proxy Statement and Prospectus are not received, the chairman of the Special Meeting may adjourn the Special Meeting of the Target Fund one or more times to permit further solicitation of proxies. In addition, any shareholder meeting, whether or not a quorum is present, may be adjourned by the vote of the majority of the shares represented at that meeting, either in person or by proxy. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”
All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the Proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary), and such shares will not be counted toward establishing a quorum. Because the Proposal is non-discretionary, IMST does not expect to receive broker non-votes. Abstentions will have the same effect as votes against the Proposal.
SOLICITATION OF PROXIES
The Target Fund expects that the solicitation of proxies will be conducted primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. Morrow Sodali Global LLC (“Morrow Sodali”) has been engaged to assist in the solicitation of proxies for the Target Fund, at an anticipated cost of approximately $180,000. Bahl & Gaynor will bear all expenses relating to the Reorganization, including the costs of retaining Morrow Sodali.
If the Target Fund does not receive your voting instructions after our original mailing, you may be contacted by Morrow Sodali, Bahl & Gaynor, or any of their affiliates to remind you to vote. In all cases where a telephonic proxy is solicited, the representative of Morrow Sodali is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Morrow Sodali, then the representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Combined Proxy Statement and Prospectus. Morrow Sodali will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Morrow Sodali immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

OTHER INFORMATION
OTHER BUSINESS
The IMST Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the IMST Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
APPRAISAL RIGHTS
Target Fund Shareholders will have no appraisal rights in connection with the Reorganization.
LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.
INFORMATION FILED WITH THE SEC AND NYSE ARCA, INC.
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. These reports and other information filed by IMST and ESS are available on the SEC’s website at http://www.sec.gov and may be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, shares of the Acquiring Fund are listed on the Exchange. Reports, proxy statements and other information that may be filed with the Exchange also may be inspected at the offices of the Exchange.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION
This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of [ ], 2025, by and between Investment Managers Series Trust (“IMST”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 235 W. Galena Street, Milwaukee, WI 53212, on behalf of its series the Bahl & Gaynor Income Growth Fund (the “Target Fund”), and ETF Series Solutions (“ESS”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 615 East Michigan Street, Milwaukee, WI 53202, on behalf of its series, the Bahl & Gaynor Income Growth ETF (the “Acquiring Fund”). Other than the Acquiring Fund and the Target Fund, no other series of either IMST or ESS are subject to this Agreement. Bahl & Gaynor, Inc. (“Bahl & Gaynor”), a corporation organized under the laws of the State of Ohio, with its principal place of business at 255 East Fifth Street, Suite 2700, Cincinnati, Ohio 45202, joins this Agreement solely for the purposes of Sections 3.2, 8.2 and 9.2.
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated under Section 368 of the Code. The reorganization (“Reorganization”) will consist of (i) the transfer of all of the assets, property and goodwill as set forth in Section 1.2 of this Agreement (“Assets”) of the Target Fund to the Acquiring Fund, in exchange solely for (A) shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), cash in lieu of fractional Acquiring Fund Shares, and cash for shareholders of record who hold their Target Fund Shares (as defined below) through accounts that are not permitted to hold Acquiring Fund Shares (each, a “Non-Qualifying Account”) and (B) the assumption by the Acquiring Fund of all of the Liabilities (as hereinafter defined) of the Target Fund; and (ii) the distribution by the Target Fund, as soon as practicable after the closing date provided in Section 3.1 (the “Closing Date”), of the Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares pro rata to the shareholders of the Target Fund who hold their Target Fund Shares through accounts that are permitted to hold Acquiring Fund Shares (each, a “Qualifying Account”), and, with respect to shareholders who hold their Target Fund Shares through Non-Qualifying Accounts, cash in exchange for their shares of the Target Fund (the “Target Fund Shares”) in termination, dissolution and complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
The parties hereto therefore covenant and agree as follows:
1.    TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND THE ACQUIRING FUND SHARES OF THE ACQUIRING FUND AND LIQUIDATION OF THE TARGET FUND.
1.1Subject to the terms and conditions hereof and on the basis of the representations, warranties and covenants contained herein:
1.IMST, on behalf of the Target Fund, agrees to sell, assign, convey, deliver and otherwise transfer to the Acquiring Fund, and ESS, on behalf of the Acquiring Fund, will acquire, on the Closing Date, all of the Assets of the Target Fund, as set forth in Section 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice.
(a)    ESS, on behalf of the Acquiring Fund, shall, on the Closing Date, (i) issue and deliver to the Target Fund (A) with respect to shareholders who hold their Target Fund Shares through Qualifying Accounts, the number of Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of such shareholders’ Target Fund Shares, as computed in the manner and as of the time and date set forth in Section 2, and (B) with respect to shareholders who hold their Target Fund Shares through Non-Qualifying Accounts, cash equal to the aggregate NAV of such shareholders’ Target Fund Shares, as computed in the manner and as of the time and date set forth in Section 2, and (ii) assume, with respect to the Acquiring Fund, all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date (the “Liabilities”). Such transactions shall take place at the closing provided for in Section 3 (the “Closing”). The Target Fund shall use its best efforts to discharge all of its Liabilities prior to the Closing consistent with its obligation to continue to pursue its investment objectives and strategies in accordance with the terms of its prospectus and to continue to manage the day-to-day operations of the Target Fund without disruption to the Target Fund Shareholders (as defined below).
(b)    Upon consummation of the transactions described in Subsections (a) and (b) above, the Target Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date (the “Target Fund Shareholders”) (i) with respect to Target Fund Shareholders who hold their Target Fund Shares through Qualifying Accounts, the number of Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of such Target Fund Shareholders’ Target Fund Shares, and (ii) with respect to Target Fund

Shareholders who hold their Target Fund Shares through Non-Qualifying Accounts, cash equal to the aggregate NAV of such Target Fund Shareholders’ Target Fund Shares.
1.2.    The Assets of the Target Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature whether accrued or contingent, known or unknown, including, without limitation, all cash, cash equivalents, securities, goodwill, commodities and futures interests, claims (including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends and all receivables for shares sold and all other Assets which are owned by the Target Fund on the Closing Date.
1.3.    As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable, IMST agrees that the Target Fund will liquidate and distribute, pro rata, to Target Fund Shareholders all of the Acquiring Fund Shares and cash received by the Target Fund as contemplated by Section 1.1 (such date, the “Liquidation Date”). Such liquidation and distribution will be accomplished by (A) the transfer of the Acquiring Fund Shares (and cash in lieu of fractional Acquiring Fund Shares) then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders who hold their Target Fund Shares through Qualifying Accounts, representing the respective numbers of Acquiring Fund Shares due to such shareholders at the Closing, and (B) the transfer of cash to Target Fund Shareholders who hold their Target Fund Shares through Non-Qualifying Accounts in an amount equal to the NAV of shares of the Target Fund held in each Non-Qualifying Account at the Closing. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.
1.4.    As soon as practicable after the Closing Date, IMST agrees that the Target Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation, dissolution and termination of its registration with the United States Securities and Exchange Commission (the “Commission”). IMST further agrees that any reporting responsibility relating to such liquidation of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of IMST and the Target Fund, up to and including the Closing Date and thereafter.
1.5.    Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Target Fund or the Acquiring Fund shall be those of the Target Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of IMST or ESS generally, and, for clarity, under no circumstances will any other series of IMST or ESS have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.
1.6.     The Target Fund will identify each shareholder of record who holds their Target Fund Shares through a Non-Qualifying Account. The Target Fund shall permit shareholders to transfer ownership from a Non-Qualifying Account to a Qualifying Account upon request prior to the Closing Date.
1.7.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent(s).
2.     VALUATION.
2.1.    On the Closing Date, the Acquiring Fund will deliver to the Target Fund a number of Acquiring Fund Shares and cash determined as provided in Section 1.1(b).
2.2.    The value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) on the Valuation Date (as defined below). The NAV per share of Acquiring Fund Shares shall be computed by U.S. Bancorp Fund Services, LLC, the Acquiring Fund’s accounting agent (the “Acquiring Fund Accounting Agent”), in the manner set forth in ESS’s Declaration of Trust or by-laws, the Acquiring Fund’s then-current prospectus and statement of additional information, and the procedures adopted by ESS’s board of trustees. The NAV per share of Target Fund Shares shall be computed by UMB Fund Services, Inc., the Target Fund’s accounting agent (the “Target Fund Co-Administrator”), in the manner set forth in IMST’s Declaration of Trust or by-laws, the Target Fund’s then-current prospectus and statement of additional information, and the procedures adopted by IMST’s board of trustees.
2.3.    The NAV per share of the Acquiring Fund Shares and the NAV per share of the Target Fund Shares shall be computed as of the close of business on the Valuation Date. The number of Acquiring Fund Shares (and cash in lieu of fractional Acquiring Fund Shares) to be issued in the Reorganization in exchange for Target Fund Shares held in Qualifying Accounts shall be determined by the Acquiring Fund Accounting Agent by dividing the NAV of the Target Fund Shares held in Qualifying Accounts, as determined in accordance with Section 2.2, by the NAV of one Acquiring Fund Share, as determined in accordance with Section 2.2 hereof. The amount of cash paid to Target

Fund Shareholders holding their Target Fund Shares in Non-Qualifying Accounts shall be equal to the aggregate NAV of the Target Fund Shares held in each Non-Qualifying Account as determined in accordance with Section 2.2.
2.4.    The valuation date shall be at the close of business on the business day immediately preceding the Closing Date, after the declaration of any dividends, if applicable, by the Target Fund and after effectuating any redemptions of Target Fund Shares effective as of such date (the “Valuation Date”).
2.5.    All computations of value with respect to the Target Fund shall be made by the Target Fund Co-Administrator, in accordance with its regular practice in pricing the shares and assets of the Target Fund, and confirmed by the Acquiring Fund Accounting Agent, and shall be subject to adjustment by an amount, if any, agreed to by the Target Fund Co-Administrator and the Acquiring Fund Accounting Agent. IMST and ESS agree to use commercially reasonable efforts to resolve, prior to the Valuation Date, any material valuation differences with respect to portfolio securities of the Target Fund that will be transferred to the Acquiring Fund.
2.6.    ESS agrees that the Acquiring Fund shall issue Acquiring Fund Shares to the Target Fund on one share deposit receipt registered in the name of the Target Fund. The Target Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder pro rata to Target Fund Shareholders as contemplated by Section 1.1, by redelivering such share deposit receipt to ESS’s transfer agent which will as soon as practicable open accounts for Target Fund Shareholders in accordance with written instructions furnished by the Target Fund.
2.7.    The Target Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Target Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, unless the securities in respect of which such distribution is made shall have gone “ex” prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Acquiring Fund.
3.     CLOSING AND CLOSING DATE.
3.1.    Subject to the satisfaction or waiver of the conditions set forth in Sections 6, 7 and 8 of this Agreement, the Closing will be on the Closing Date, which shall be on or about March 27, 2026, or any such other date as the parties may agree in writing. The Closing shall be held at the offices of IMST’s co-administrator, Mutual Fund Administration, LLC (or such other place as the parties may agree), at such time as the parties may agree (the “Effective Time”). The Closing shall be effective as of 4:00 p.m., Eastern time, on the Closing Date. For the avoidance of doubt, the Closing may be held in person, by facsimile, email or such other communication means as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.
3.2.    The portfolio securities of the Target Fund shall be made available by the Target Fund to U.S. Bank National Association, the custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, the portfolio securities, cash and other remaining Assets, if any, of the Target Fund shall be delivered by IMST to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”). The cash delivered shall be transferred to the account of the Acquiring Fund at the Custodian in a manner acceptable to ESS. Bahl & Gaynor shall be responsible for paying any and all necessary taxes in connection with the delivery of the Assets, including all applicable Federal, state and foreign stock transfer stamps and/or financial transaction taxes. Neither IMST nor the Target Fund shall be responsible for the payment of any such taxes or fees.
3.3.    In the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted, in a manner set forth in the Acquiring Fund’s then current prospectus, so that accurate appraisal of the values of the net Assets of the Target Fund or the NAV of the Acquiring Fund Shares is impracticable, the Valuation Date and the Closing Date shall each occur as soon as practicable after trading shall have been fully resumed and reporting shall have been restored as the parties hereto may agree; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of IMST or ESS upon the giving of written notice to the other party.
3.4.    At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.
3.5.    At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of Liabilities and liquidation contemplated by Section 1.
4.    REPRESENTATIONS AND WARRANTIES.
4.1.    Representations and Warranties of IMST, on behalf of the Target Fund.
IMST, on behalf of the Target Fund, represents and warrants the following to ESS as of the date hereof:
(a)    IMST is a statutory trust created under the laws of the State of Delaware and has power to own all of its properties and assets, to carry on its business as it is now being conducted, and to carry out its obligations under this Agreement.
(b)    IMST is duly registered under the 1940 Act, as a management company of the open-end type, and the issued and outstanding shares of the Target Fund have been duly registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
(c)    The Target Fund is a separate series of IMST duly constituted in accordance with the applicable provisions of the Declaration of Trust of IMST and the 1940 Act.
(d)    The Target Fund is not in violation in any material respect of any provisions of IMST’s Declaration of Trust or by-laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.
(e)    The Target Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Target Fund Prospectus”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact relating to IMST or the Target Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(f)    At the Closing Date, the Target Fund will have good and marketable title to its Assets to be transferred to the Acquiring Fund pursuant to Section 1.2.
(g)    Except as has been disclosed on Schedule I, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of IMST or the Target Fund, threatened against the Target Fund or any of its properties or assets or any person whom the Target Fund may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation. Neither IMST nor the Target Fund knows of any facts that are likely to form the basis for the institution of such proceedings, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.
(h)    The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Target Fund at, as of and for the fiscal period ended December 31, 2025 copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Target Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since December 31, 2025.
(i)    Except as has been disclosed on Schedule II to this Agreement, to the knowledge of IMST, the Target Fund has no Liabilities. Prior to the Closing Date, the Target Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its material known liabilities. Since June 30, 2025, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business

(other than changes caused by changes in market conditions generally or those occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness (other than in the ordinary course of business), except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this Subsection (i), (1) distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business and (2) the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such material adverse change.
(j)    As of the Closing Date, (A) all material federal, state, foreign and other Tax returns, dividend and information reporting forms and other Tax (as defined below) related reports of the Target Fund required by applicable law to have been filed by or on behalf of the Target Fund on or prior to the Closing Date have been or shall be filed in a timely manner, or in the case of reporting organizational actions affecting the basis of securities, timely posted in an area of a public website dedicated to this purpose, and are or will be true, correct and complete as of the time of their filing in all material respects, (B) all Taxes of the Target Fund required to have been shown as due on such returns, forms and reports, or any other material Taxes due from the Target Fund, and any interest and/or penalties, shall have been paid or provision shall have been made on the Target Fund’s books for the payment thereof, (C) to the knowledge of IMST, the Target Fund is not under audit and no assessment for material Taxes or other material amounts has been proposed or asserted in writing with respect to the Target Fund, (D) there are no known actual or proposed material deficiency assessments with respect to any Taxes payable by the Target Fund, (E) there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending on the assets of the Target Fund, and (F) the Target Fund has complied in all material respects with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8, as applicable, and its obligations as a withholding agent. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem, fees, assessments, charges or other taxes, stamp taxes and duties, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.
(k)    The Target Fund (A) has elected to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code, (B) is a “fund” as defined in Section 851(g) of the Code, (C) has qualified, or will qualify, for treatment as a RIC for all taxable years since inception and ending on or prior to the Closing Date and (D) has complied or will comply in all material respects with all provisions of applicable law necessary to preserve and retain such qualification and treatment as a RIC and will continue to so qualify at all times until the Closing.
(l)    The authorized capital of IMST consists of an unlimited number of shares of beneficial interest, par value of $0.01 per share, of such number of different series as the board of trustees of IMST may authorize from time to time. The outstanding shares of beneficial interest of the Target Fund as of the Closing Date will be held of record by the persons and in the amounts set forth in the list provided by IMST or its designated agent to ESS or its designated agent pursuant to Section 3.4. All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by IMST, and will have been issued in material compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Target Fund are outstanding.
(m)    From inception, the Target Fund’s investment operations have been in material compliance in all respects with the investment policies and investment restrictions set forth in the Target Fund Prospectus, as in effect from time to time, except as previously disclosed in writing to ESS and attached hereto as Schedule III.
(n)    The execution, delivery and performance of this Agreement have been duly authorized by the board of trustees of IMST and by all other necessary action on the part of IMST and the Target Fund, other than shareholder approval as required by Section 8.1 hereof. Subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of IMST, on behalf of the Target Fund, enforceable against IMST and the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
(o)    Any information provided in writing by IMST in respect of the Target Fund or by the Target Fund for use, to the extent applicable, in the proxy statement of the Target Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of ESS (the “Registration Statement”), does not, and from the date provided will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.
(p)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by IMST, for itself and on behalf of the Target Fund, or the performance of the Agreement by IMST, for itself and on behalf of the Target Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
(q)    There are no material contracts outstanding to which the Target Fund is a party, other than as disclosed in the Target Fund Prospectus or the Registration Statement.
(r)    As of both the Valuation Date and the Closing Date, IMST and the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other Assets and Liabilities of the Target Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments, as that term is defined below, and any such other Assets and Liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other Assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Target Fund, and without any restrictions upon the transfer thereof, other than such restrictions as might arise under the 1933 Act or which were previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Target Fund’s investments shown on the schedule of its portfolio investments as of [ ], 2025, as supplemented with such changes as the Target Fund shall make after [ ], 2025, which changes shall be disclosed to ESS and the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.
(s)    The books and records of the Target Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to ESS and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.
(t)    To the best of IMST’s and the Target Fund’s knowledge, all of the issued and outstanding shares of the Target Fund shall have been offered for sale and sold in material conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Target Fund has taken all action necessary to remedy any prior failure to have offered for sale and sold such shares in material conformity with such laws, and such action has been effective to remedy all such prior failures. There have been no known miscalculations of the NAV of the Target Fund or the NAV per share of the Target Fund which would have a material adverse effect on the Target Fund at the time of this Agreement or on the Target Fund’s Assets at the time of this Agreement.
(u)    The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder.
(v)    The Target Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or Tax return.
(w)    Neither IMST nor the Target Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; although they may have claims against certain debtors in such a Title 11 or similar case.
4.2.    Representations and Warranties of ESS, on behalf of the Acquiring Fund.
ESS, on behalf of the Acquiring Fund, represents and warrants the following to the Target Fund and IMST as of the date hereof:
1.ESS is a statutory trust created under the laws of the State of Delaware, has power to own all of its properties and assets, to carry on its business as it is now being conducted, and to carry out its obligations under this Agreement.

(a)    ESS is duly registered under the 1940 Act, as a management company of the open-end type, and the issued and outstanding shares of the Acquiring Fund have been duly registered under the 1933 Act, and such registration has not been revoked or rescinded and is in full force and effect.
(b)    The Acquiring Fund is a separate series of ESS duly constituted in accordance with the applicable provisions of the Declaration of Trust of ESS and the 1940 Act.
(c)    The Acquiring Fund is not in violation in any material respect of any provisions of ESS’s Declaration of Trust or by-laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.
(d)    The Acquiring Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact relating to ESS or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(e)    Except as has been disclosed on Schedule IV, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of ESS or the Acquiring Fund, threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation. Neither ESS nor the Acquiring Fund knows of any facts that are likely to form the basis for the institution of such proceedings, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.
(f)    The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquiring Fund at, as of and for the fiscal year ended December 31, 2024, audited by Cohen & Company, Ltd., independent registered public accounting firm to the Acquiring Fund, copies of which have been furnished to the Target Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since December 31, 2024.
(g)    The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquiring Fund at, as of and for the fiscal year ended December 31, 2025, audited by Cohen & Company, Ltd., independent registered public accounting firm to the Acquiring Fund, copies of which have been furnished to the Target Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since December 31, 2025.
(h)    The authorized capital of ESS consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the board of trustees of ESS may authorize from time to time. All issued and outstanding shares of the Acquiring Fund, including the Acquiring Fund Shares to be issued in connection with this Agreement, are validly issued, fully paid and non-assessable by ESS, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.
(i)    As of the Closing Date, (A) all material federal, state, foreign and other Tax returns, dividend and information reporting forms and other Tax (as defined below) related reports of the Acquiring

Fund required by applicable law to have been filed by or on behalf of the Acquiring Fund on or prior to the Closing Date have been or shall be filed in a timely manner, or in the case of reporting organizational actions affecting the basis of securities, timely posted in an area of a public website dedicated to this purpose, and are or will be true, correct and complete as of the time of their filing in all material respects, (B) all Taxes of the Acquiring Fund required to have been shown as due on such returns, forms and reports, or any other material Taxes due from the Acquiring Fund, and any interest and/or penalties, shall have been paid or provision shall have been made on the Acquiring Fund’s books for the payment thereof, (C) to the knowledge of ESS, the Acquiring Fund is not under audit and no assessment for material Taxes or other material amounts has been proposed or asserted in writing with respect to the Acquiring Fund, (D) there are no known actual or proposed material deficiency assessments with respect to any Taxes payable by the Acquiring Fund, (E) there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending on the assets of the Acquiring Fund, and (F) the Acquiring Fund has complied in all material respects with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8, as applicable, and its obligations as a withholding agent.
(j)    The Acquiring Fund has (A) has elected to be treated as a RIC under Subchapter M of the Code, (B) is a “fund” as defined in Section 851(g) of the Code, (C) has qualified, or will qualify, for all taxable years since inception for treatment as a RIC and (D) has complied or will comply in all material respects with all provisions of applicable law necessary to preserve and retain such qualification and treatment as a RIC and will continue to so qualify at all times through the Closing Date.
(k)    Since December 31, 2024, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes caused by changes in market conditions generally or those occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness (other than in the ordinary course of business), except as otherwise disclosed to and accepted by the Target Fund in writing. For the purposes of this Subsection (l), (1) distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business and (2) the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such material adverse change.
(l)    From inception, the Acquiring Fund’s investment operations have been in material compliance in all respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus, as in effect from time to time, except as previously disclosed in writing to IMST and attached hereto as Schedule V.
(m)    To the best of ESS’s and the Acquiring Fund’s knowledge, all of the issued and outstanding shares of the Acquiring Fund shall have been offered for sale and sold in material conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken all action necessary to remedy any prior failure to have offered for sale and sold such shares in material conformity with such laws, and such action has been effective to remedy all such prior failures. There have been no known miscalculations of the NAV of the Acquiring Fund or the NAV per share of the Acquiring Fund which would have a material adverse effect on the Acquiring Fund at the time of this Agreement or on the Acquiring Fund’s assets at the time of this Agreement.
(n)    The execution, delivery and performance of this Agreement have been duly authorized by the board of trustees of ESS and by all other necessary action on the part of ESS and the Acquiring Fund and this Agreement constitutes the valid and binding obligation of ESS, on behalf of the Acquiring Fund, enforceable against ESS and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
(o)    As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to ESS and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.
(p)    There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus or the Registration Statement.
(q)    All books and records of the Acquiring Fund made available to IMST and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.
(r)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by ESS, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by ESS, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
5.    COVENANTS OF THE PARTIES.
5.1.    IMST covenants that the Target Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Target Fund Shares, and regular and customary periodic dividends and distributions. ESS covenants that the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquiring Fund Shares, and regular and customary periodic dividends and distributions.
5.2.    IMST will either call a meeting of shareholders for the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and the transactions contemplated herein, including the liquidation of the Target Fund, or solicit the written consent of the shareholders with respect to such transactions and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.
5.3.    In connection with the Target Fund shareholders’ meeting or written consent, as the case may be, referred to in Section 5.2, ESS will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which ESS will file for registration, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act, provided, however, that neither ESS nor the Acquiring Fund shall be responsible for the accuracy or completeness of information relating to IMST or the Target Fund that was furnished by IMST or the Target Fund for use therein.
5.4.    Each of IMST, the Target Fund, ESS and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, IMST and the Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Target Fund Shares.
5.5.    Subject to the provisions of this Agreement, IMST, the Target Fund, ESS and the Acquiring Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things, reasonably necessary, proper or advisable to cause the conditions to the other parties’ obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.
5.6.    IMST will at the Closing Date provide ESS with:
(a)    A statement of the adjusted tax basis of all Assets to be transferred by the Target Fund to the Acquiring Fund;
(b)    A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a) of the Treasury Regulations)) required by law to be filed by the Acquiring Fund after the Closing;
(c)    A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation,
(i)    the name, address and taxpayer identification number of the Target Fund Shareholder,

(ii)    the number of shares of beneficial interest held by the Target Fund Shareholder,
(iii)    the dividend reinvestment elections applicable to the Target Fund Shareholder,
(iv)    the backup withholding certifications (e.g., Internal Revenue Service (“IRS”) Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8ECI, W-8IMY), notices or records on file with the Target Fund with respect to the Target Fund Shareholder, and
(v)    such information as ESS may reasonably request concerning Target Fund Shares or Target Fund Shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing for all of the Target Fund Shareholders’ shares as of 4:00 p.m. (Eastern Time) on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice President to the best of his or her knowledge and belief; and
(d)    All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.
(e)    A management representation letter directed to, and in the form and manner acceptable to, ESS and its auditor, Cohen & Company, Ltd. (“Auditor”), covering the period from the end of the Target Fund’s most recent fiscal year end through the Closing Date, for the purposes of permitting ESS to issue its own management representation letter to the Auditor, in connection with the audit of the Acquiring Fund’s financial statements.
5.7.    As promptly as practicable, but in any case within sixty days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will (subject to any applicable provisions and limitations of the Code and Treasury Regulations) be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by IMST’s President and Treasurer.
5.8.    The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or Blue Sky laws as they may deem appropriate in order to continue its operations after the Closing Date.
5.9.    IMST shall cause the liquidation and termination of the Target Fund to be effected in the manner provided in IMST’s Declaration of Trust and by-laws, as applicable, in accordance with applicable law and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation and termination.
5.10.    IMST shall timely file or cause to be timely filed all Tax returns required to be filed with respect to the Target Fund for tax periods ending on or before the Closing Date, and ESS shall timely file or cause to be timely filed all Tax returns required to be filed with respect to the Target Fund and any Tax returns required to be filed with respect to the Acquiring Fund for any period ending after the Closing Date; provided, however, IMST shall file with the relevant taxing authorities, and make available to ESS, on or before [ ], 2025, all income Tax returns (e.g., Form 1120-RIC) required to be filed by the Target Fund for its fiscal year ending on the Closing Date.
5.11.    IMST and the Target Fund will not acquire Acquiring Fund Shares for the purpose of making distributions thereof other than to the Target Fund Shareholders.
5.12.    The Target Fund will distribute to its shareholders on or before the Closing Date an amount intended to equal its current and accumulated investment company taxable income and realized net capital gain, including any such income or gain accrued through the Closing Date.
6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF ESS ON BEHALF OF THE ACQUIRING FUND.
The respective obligations of ESS and the Acquiring Fund to complete the transactions provided for herein with respect to the Reorganization shall be subject, at its election, to the performance by IMST, on behalf of the Target Fund, of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to the Reorganization:
6.1.    IMST, on behalf of the Target Fund, shall have delivered to ESS a certificate executed on its behalf by IMST’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance reasonably satisfactory to ESS and dated as of the Closing Date, to the effect that the representations and warranties of IMST and the Target Fund made in this Agreement are true and correct as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that IMST and the Target Fund have complied with all the covenants and agreements and satisfied all of the conditions on the parts to be performed or satisfied by them under this Agreement at or prior to the Closing Date.
6.2.    IMST shall have furnished to ESS (i) a statement of the Target Fund’s assets and liabilities, valued in accordance with the valuation policies of the Target Fund, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Target Fund’s behalf by IMST’s President or any Vice President and the Treasurer or any Assistant Treasurer of the Target Fund, and (ii) a certificate of IMST’s President or any Vice President and Treasurer or any Assistant Treasurer, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since June 30, 2025 (other than changes caused by changes in market conditions generally and those occurring in the ordinary course of business).
6.3.    IMST shall have furnished to ESS a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of IMST, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request within a reasonable time prior to the Closing Date.
6.4.    IMST’s custodian shall have delivered to ESS a certificate identifying all of the Assets of the Target Fund held by such custodian as of the Valuation Date.
6.5.    ESS, on behalf of the Acquiring Fund or its designated agent, shall have received from the Target Fund’s transfer agent (i) the originals or true copies of all of the records of the Target Fund in the possession of the Target Fund’s transfer agent as of the Closing Date, (ii) a record specifying the number of Target Fund Shares outstanding as of the Valuation Date, and (iii) a record specifying the name and address of each holder of record of any Target Fund Shares and the number of Target Fund Shares held of record by each such shareholder as of the Valuation Date. The Target Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.
7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF IMST ON BEHALF OF THE TARGET FUND.
The respective obligations of IMST and the Target Fund to complete the transactions provided for herein with respect to the Reorganization shall be subject, at its election, to the performance by ESS, on behalf of the Acquiring Fund, of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to the Reorganization:
7.1.    ESS shall have delivered to IMST a certificate executed on its behalf by ESS’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance satisfactory to IMST and dated as of the Closing Date, to the effect that the representations and warranties of ESS and the Acquiring Fund made in this Agreement are true and correct in all respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that ESS and the Acquiring Fund have complied in all respects with all the covenants and agreements and satisfied all of the conditions to be performed or satisfied in all respects by them under this Agreement at or prior to the Closing Date.
7.2.    ESS, on behalf of the Acquiring Fund, shall have executed and delivered to IMST an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Target Fund existing at the Valuation Date in accordance with Section 1 hereof in connection with the transactions contemplated by this Agreement.
8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.
With respect to the Reorganization, the respective obligations of ESS and the Acquiring Fund and IMST and the Target Fund hereunder are subject to the further conditions that on or before the Closing Date:
8.1.    This Agreement shall have been approved by the shareholders of the Target Fund in the manner required by IMST’s Declaration of Trust and by-laws, and by applicable law, and the parties shall have received reasonable evidence of such approval.
8.2.    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding instituted by anyone other than IMST, ESS, Bahl & Gaynor or its affiliates shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by IMST or ESS to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.
8.4.    The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5.    The post-effective amendment to the registration statement on Form N-1A relating to the Acquiring Fund Shares will continue to be effective and no stop order suspending the effectiveness thereof shall have been issued.
8.6.    IMST and ESS shall have received an opinion of Morgan, Lewis & Bockius LLP with respect to the Reorganization, dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes, and provided the transactions contemplated hereby are carried out in accordance with the applicable laws of the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by IMST and ESS in certificates delivered to Morgan, Lewis & Bockius LLP, as to the Target Fund and the Acquiring Fund:
(a)    The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.
(b)    Under Sections 361 and 357(a) of the Code, the Target Fund will not recognize gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all Liabilities of the Target Fund (except that the Target Fund may be required to recognize (A) gain or loss with respect to (1) contracts described in Section 1256(b) of the Code or (2) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code), (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position or (3) upon the transfer of an asset regardless of whether such transfer would otherwise be a nontaxable transaction under the Code.
(c)    Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the Assets of the Target Fund solely in exchange for the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund and issuance of the Acquiring Fund Shares.
(d)    Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in each Asset of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as Target Fund’s tax basis in such Asset immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as in (b) above.
(e)    Under Section 1223(2) of the Code, the Acquiring Fund’s holding period of each Asset of the Target Fund transferred to the Acquiring Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the period during which such Asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset).
(f)    Under Section 354 of the Code, shareholders of the Target Fund will not recognize gain or loss upon the exchange of their shares of the Target Fund solely for Acquiring Fund Shares in the Reorganization.
(g)    Under Section 358 of the Code, each Target Fund shareholder’s aggregate tax basis in the Acquiring Fund Shares received in the Reorganization will be the same as the shareholder’s aggregate tax basis in the shares of the Target Fund exchanged therefor.
(h)    Under Section 1223(1) of the Code, the Target Fund shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the shareholder held those Target Fund shares as capital assets at the time of the Reorganization.
(i)    Pursuant to Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

The opinion will be based on certain factual certifications made by officers of ESS and IMST and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.
8.7.    At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Sections 8.1 and 8.6) may be jointly waived by the board of trustees of IMST and the board of trustees of ESS, if, in the judgment of the board of trustees of IMST, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund, and, in the judgment of the board of trustees of ESS, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.
9.    FEES AND EXPENSES.
9.1.    Each of IMST, on behalf of the Target Fund, and ESS, on behalf of the Acquiring Fund, represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission from it arising out of the transactions contemplated by this Agreement.
9.2.    Bahl & Gaynor agrees that none of the costs and expenses incurred in connection with the Reorganization other than any direct or indirect transactions costs (including, but not limited to, brokerage commissions, market impact costs, implied spread costs, termination fees for derivatives, and indirect costs), whether or not the Reorganization is consummated, will be borne by IMST, the Target Fund, ESS or the Acquiring Fund, and that such costs and expenses, including any solicitation costs, will be borne by Bahl & Gaynor. At the Closing, Bahl & Gaynor shall pay the estimated expenses to be paid by it pursuant to this Section 9.2, and any remaining balance shall be paid by Bahl & Gaynor within thirty (30) days after the Closing. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a RIC or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or would otherwise result in the imposition of tax on the Target Fund or the Acquiring Fund or on shareholders of the Target Fund or the Acquiring Fund.
10.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.
10.1.    This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, and constitutes the only understanding with respect to such subject matter.
10.2    Each of IMST, on behalf of the Target Fund, and ESS, on behalf of the Acquiring Fund, agrees that it has not made any representation, warranty or covenant not set forth herein with respect to the Reorganization and that this Agreement constitutes the entire agreement between the parties with respect to the Reorganization.
10.3.    No representation, warranty or covenant contained in this Agreement or in any document, certificate or other instrument required to be delivered under this Agreement shall survive the Closing or termination of this Agreement (except as provided in Section 11.3 hereof), and no party shall, therefore, have any recourse against any other party in connection therewith; provided that this Section 10.3 shall not limit any covenant contained herein that by its terms contemplates performance after Closing nor shall it limit any covenants contained in Section 9.2.
11.    TERMINATION.
11.1.    This Agreement may be terminated by the mutual agreement of IMST and ESS prior to the Closing Date.
11.2.    In addition, either of IMST or ESS may at its option terminate this Agreement, with respect to the Reorganization at or prior to the Closing Date because:
(a)    Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;
(b)    A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met as of [ ], 2025;
(c)    Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or
(d)    The board of trustees of IMST or the board of trustees of ESS has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with the

Reorganization not in the best interests of the Target Fund’s shareholders or the Acquiring Fund’s shareholders, respectively.
11.3.    In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9.2, 10, 11.3, 13, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.
12.    TRANSFER TAXES.
Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.
13.    AMENDMENTS.
This Agreement may be amended, modified or supplemented in such manner as may be jointly agreed upon in writing by IMST and ESS (and, for purposes of amendments to Sections 3.2, 8.2 and 9.2, Bahl & Gaynor); provided, however, that following the meeting of the Target Fund’s shareholders pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of the Target Fund’s shareholders.
14.    NOTICES.
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed given to a party when: (i) delivered in person; (ii) transmitted by email (provided that the sender does not receive a notice of non-delivery or other similar error); (iii) mailed by certified or registered mail (return receipt requested and obtained); or (iv) delivered by a nationally recognized overnight courier service (costs prepaid) to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice):

If to IMST, on behalf of the Target Fund: Investment Managers Series Trust 235 West Galena Street Milwaukee, WI 53212 Attn: Diane J. Drake, Secretary Email: Diane.drake@mfac-ca.com
If to ESS,
on behalf of the Acquiring Fund:

ETF Series Solutions
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
Attn: Regulatory Administration
Email: ESSRegulatoryAdmin@usbank.com

If to Bahl & Gaynor: Bahl & Gaynor, Inc. 255 East Fifth Street, Suite 2700 Cincinnati, Ohio 45202 Attn: Tita Rogers and Peter Knipe Email: bgetf@bahl-gaynor.com
15.    MISCELLANEOUS.
15.1.    The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
15.2.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
15.3.    This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.
15.4.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be constructed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.    All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.
15.6.    IMST acknowledges and agrees that ESS is a series trust pursuant to Sections 3804(a) and 3806(b)(2) of the Delaware Statutory Trust Act (the “Act”) and enters into this Agreement on behalf of the Acquiring Fund. Accordingly, the obligations of ESS set forth in this Agreement are limited obligations with respect to only the assets assigned to the Acquiring Fund and the parties hereto hereby agree and confirm that all liabilities and obligations owed to any party or other person under this Agreement by ESS are owed separately with respect to the Acquiring Fund and are payable from and enforceable against the assets allocated to the Acquiring Fund only and not against the assets of ESS generally or the assets of any other series of ESS. Further, IMST acknowledges and agrees that the Acquiring Fund is not a separate legal entity under Delaware law and that any reference in this Agreement to the Acquiring Fund being a party to an agreement or being bound to an agreement or otherwise referred to in a manner that would imply that the Acquiring Fund is a separate legal entity shall be interpreted to be referring to ESS acting in the name of the Acquiring Fund or acting on behalf of the Acquiring Fund as the case may be in a manner permitted by Section 3804(a) of the Act. The execution and delivery of this Agreement have been authorized by the board of trustees of ESS on behalf of the Acquiring Fund and signed by authorized officers of ESS, acting as such. Such authorization by such trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in ESS’s governing documents.
15.7.    ESS acknowledges and agrees that IMST is a series trust pursuant to Sections 3804(a) and 3806(b)(2) of the Act and enters into this Agreement on behalf of the Target Fund. Accordingly, the obligations of IMST set forth in this Agreement are limited obligations with respect to only the assets assigned to the Target Fund and the parties hereto hereby agree and confirm that all liabilities and obligations owed to any party or other person under this Agreement by IMST are owed separately with respect to the Target Fund and are payable from and enforceable against the assets allocated to the Target Fund only and not against the assets of IMST generally or the assets of any other series of IMST. Further, ESS acknowledges and agrees that the Target Fund is not a separate legal entity under Delaware law and that any reference in this Agreement to the Target Fund being a party to an agreement or being bound to an agreement or otherwise referred to in a manner that would imply that the Target Fund is a separate legal entity shall be interpreted to be referring to IMST acting in the name of the Target Fund or acting on behalf of the Target Fund as the case may be in a manner permitted by Section 3804(a) of the Act. The execution and delivery of this Agreement have been authorized by the board of trustees of IMST on behalf of the Target Fund and signed by authorized officers of IMST, acting as such. Such authorization by such trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Target Fund as provided in IMST’s governing documents.
16.     COOPERATION AND EXCHANGE OF INFORMATION
IMST and ESS will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of taxes requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or their respective agents will either retain for a period of six (6) years following the Closing or deliver to the other party or its respective agent all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for their taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

Investment Managers Series Trust, on behalf of the Target Fund		ETF Series Solutions on behalf of the Acquiring Fund

By:	/s/ Rita Dam	By:	/s/ Kristina R. Nelson
Name:	Rita Dam	Name:	Kristina R. Nelson
Title:	Treasurer	Title:	President

For purposes of Section 3.2, 8.2 and 9.2 only:

Bahl & Gaynor, Inc.

By:	/s/ Peter G. Knipe
Name:	Peter G. Knipe
Title:	Managing Director

Schedule I

[Material Proceedings or Investigations of Target Fund]

Schedule II

[Liabilities of Target Fund]

Schedule III

[Material Compliance Events of Target Fund]

Schedule IV

[Material Proceedings or Investigations of Acquiring Fund]

Schedule V

[Material Compliance Events of Acquiring Fund]

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE ACQUIRING FUND
It is anticipated that following the Reorganization, the Acquiring Fund will be the accounting survivor of the Target Fund. The audited and unaudited financials of the Acquiring Fund are included in the Acquiring Fund’s Annual Report and Acquiring Fund’s Semi-Annual Report, respectively, which are incorporated herein by reference.
The following financial highlights are intended to help you understand the Acquiring Fund’s financial performance for the fiscal periods shown below.. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the periods ended December 31 has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Financial Statements and Additional Information, which is available upon request and as part of the Fund’s most recent Form N-CSR, which can be located on the SEC’s website. Information for the period ended June 30, 2025 is unaudited, and the Acquiring Fund’s financial statements for such period are included in the Acquiring Fund’s semi-annual report, which is available upon request.
B-1

Bahl & Gaynor Income Growth ETF
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Period Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024	Period Ended December 31, 2023(a)
PER SHARE DATA:
Net asset value, beginning of period	$29.35	$25.65	$25.02

INVESTMENT OPERATIONS:
Net investment income (loss)(b)	0.32	0.60	0.20
Net realized and unrealized gain (loss) on investments	1.04	3.69	0.63
Total from investment operations	1.36	4.29	0.83

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.59)	(0.20)
Total distributions	(0.31)	(0.59)	(0.20)
Net asset value, end of period	$30.40	$29.35	$25.65

Total return(c)	4.64%	16.87%	3.36%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$248,657	$166,132	$114,133
Ratio of expenses to average net assets(d)	0.45%	0.45%	0.45%
Ratio of net investment income (loss) to average net assets(d)	2.20%	2.10%	2.82%
Portfolio turnover rate (c)(e)	13%	15%	4%

(a)Inception date of the Fund was September 14, 2023.
(b)Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)Not annualized for periods less than one year.
(d)Annualized for periods less than one year.
(e)Portfolio turnover rate excludes in-kind transactions.

B-2

APPENDIX C - OWNERSHIP OF SHARES
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of December 15, 2025, each of the following shareholders were considered to be a principal shareholder of the Target Fund:

Name and Address	Number of Shares Owned	% of Shares	Type of Ownership

As of December 15, 2025, the trustees and officers of the Target Trust as a group beneficially owned shares of the Target Fund in an aggregate amount less than 1% of the Target Fund’s outstanding shares.
As of December 15, 2025, each of the following shareholders were considered to be a principal shareholder of the Acquiring Fund:

Name and Address	Number of Shares Owned	% of Shares	Type of Ownership

As of December 15, 2025, the trustees and officers of the Acquiring Trust as a group beneficially owned shares of the Acquiring Fund in an aggregate amount less than 1% of the Acquiring Fund’s outstanding shares.

C-1

APPENDIX D - SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND
How to Buy and Sell Shares
The Acquiring Fund (for purposes of this Appendix D, the “Fund”) issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (the “DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Fund Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly from the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.
Determination of Net Asset Value
The Fund’s NAV is calculated as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.
In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. In particular, the Fund generally values equity securities traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board (as described below).
Fair Value Pricing
The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board has appointed the Adviser as the Fund’s valuation designee to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. Accordingly, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. Generally, when fair valuing a security held by the Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to the security upon the sale of such security.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions
The Fund intends to pay out dividends, if any, monthly and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax adviser about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.
The Fund has elected (or intends to elect) and intends to qualify each year for treatment as a regulated investment company (a “RIC”). If the Fund meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Dividends received by the Fund from an ETF or underlying fund taxable as a RIC may be treated as qualified dividend income generally only to the extent so reported by such ETF or underlying fund. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Certain of the Fund’s investment strategies may limit its ability to make distributions eligible for the reduced rates applicable to qualified dividend income.
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in the Fund at a time when the Fund has significant unrealized gain or significant realized but undistributed income or gain, because subsequent distributions will generally be taxable even though they may economically represent a return of a portion of your investment.
If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Shares and result in a higher capital gain or lower capital loss when the Shares are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Shares will be treated as gain from the sale of the Shares.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares from non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.
Taxes When Shares are Sold on the Exchange
Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares of the Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code of 1986, as amended. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for

Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.
The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Taxation of REIT Investments
The Fund may invest in REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to proposed Treasury regulations on which the Fund may rely, distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
Foreign Tax and Foreign Investments by the Fund
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, the Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, it will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax adviser about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION
The Distributor, Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per Share will be available, free of charge, on the Fund’s website at https://etf.bahl-gaynor.com/bgig/.
ADDITIONAL NOTICES
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Fund. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.
OTHER SERVICE PROVIDERS
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator and transfer agent.
U.S. Bank National Association, located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian and securities lending agent for the Fund.
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as the Fund’s legal counsel.
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen and Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services to the Fund as requested.

Statement of Additional Information
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
SUBJECT TO COMPLETION, DATED [ ], 2025
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information
[ ], 2025
For the Reorganization of

Bahl & Gaynor Income Growth Fund a series of Investment Manager Series Trust 235 West Galena Street, Milwaukee, Wisconsin 53212 (833) 472-2140
into
Bahl & Gaynor Income Growth ETF a series of ETF Series Solutions 615 East Michigan Street Milwaukee, Wisconsin 53202 (414) 765-6511
This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated [•], 2025 that is being furnished to shareholders of the Bahl & Gaynor Income Growth Fund (the “Target Fund”), a series of Investment Managers Series Trust (the “Target Trust”), in connection with a special meeting of shareholders of the Target Fund (the “Meeting”) called by the Board of Trustees of the Target Trust to be held at the offices of Mutual Fund Administration, LLC, located at 2220 E. Route 66, Glendora, California 91740, as may be adjourned or postponed. At the Meeting, shareholders of the Target Fund will be asked to approve a reorganization pursuant to an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Target Fund, and ETF Series Solutions (the “Acquiring Trust” or the “Trust”), on behalf of its series, Bahl & Gaynor Income Growth ETF (the “Acquiring Fund”), pursuant to which the Target Fund would reorganize into the Acquiring Fund (the “Reorganization”). In connection with the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for newly-issued shares of the Acquiring Fund and cash in lieu of fractional shares, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. The Transfer Fund will then distribute pro rata to its shareholders the shares of the Acquiring Fund and cash, after which the Target Fund will be dissolved, liquidated and terminated.
To obtain a copy of the Combined Proxy Statement and Prospectus, and any of the materials incorporated by reference into this SAI, without charge, please call (toll-free) 1-833-472-2140 or visiting https://mf.bahl-gaynor.com/.
CONTENTS OF THE SAI
This SAI consists of the cover page, the information set forth below, and the following documents, each of which was filed with the U.S. Securities and Exchange Commission (“SEC”), is incorporated by reference herein, and accompanies this SAI:
•The Statement of Additional Information of the Acquiring Fund, dated April 30, 2025, as supplemented, which was filed electronically with the SEC on April 25, 2025 (File Nos. 811-22668; 333-179562) (Accession No. 0000894189-25-002782). The Acquiring Fund’s Statement of Additional Information includes information about other ETFs managed by Bahl & Gaynor, Inc. (“Bahl & Gaynor ETFs”) that are not relevant to the Reorganization. Please disregard that information.
•The Statement of Additional Information of the Target Fund, dated October 31, 2025, as supplemented, which was filed electronically with the SEC on October 24, 2025 (File Nos. 811-21719; 333-122901) (Accession No. 0001398344-25-019729).
•The audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2024, including the financial highlights, which were filed electronically with the SEC on March 10, 2025, on Form N-CSR (File No. 811-22668) (Accession No. 0001133228-25-002508). Form N-CSR includes information about other Bahl & Gaynor ETFs that are not relevant to the Reorganization. Please disregard that information.
SAI-1

•The unaudited financial statements of the Acquiring Fund for the fiscal period ended June 30, 2025, including the financial highlights, which were filed electronically with the SEC on September 9, 2025, on Form N-CSRS (File No. 811-22668) (Accession No. 0001133228-25-009679). Form N-CSRS includes information about other Bahl & Gaynor ETFs that are not relevant to the Reorganization. Please disregard that information.
•The audited financial statements of the Target Fund for the fiscal year ended June 30, 2025, including the financial highlights, which were filed electronically with the SEC on September 8, 2025, on Form N-CSR (File No. 811-21719) (Accession No. 0001398344-25-017795).
Supplemental Financial Information
A table showing the fees and expenses of the Acquiring Fund and the Target Fund are included in the “Summary Comparison of the Funds—Fees and Expenses” section in the Combined Proxy Statement and Prospectus.
The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment objective, principal investment strategies and investment restrictions of the Target Fund being substantially similar to those of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included.
There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund.

SAI-2

PART C: OTHER INFORMATION
Item 15. Indemnification
The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 16. Exhibits

(1)	(a)
Certificate of Trust dated February 9, 2012 of ETF Series Solutions (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (a)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on February 17, 2012.

(1)	(b)
Agreement and Declaration of Trust dated February 17, 2012 of ETF Series Solutions (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (a)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on February 17, 2012.

(2)
Registrant’s Amended and Restated Bylaws dated August 18, 2014, are incorporated herein by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-1A, as filed on September 8, 2014.

(3)		Not applicable
(4)		Form of the Agreement and Plan of Reorganization is attached to Form N-14 as an appendix (“Appendix A”).
(5)		Instruments Defining Rights of Security Holders are herein incorporated by reference from the Trust’s Declaration of Trust and Bylaws.
(6)	(a)	Investment Advisory Agreement between the Trust and Bahl & Gaynor, Inc. is incorporated herein by reference to Exhibit (d)(i)(A) to the Registration Statement on Form N-1A, as filed on July 26, 2023.
(6)	(b)
Amended Schedule A to Investment Advisory Agreement between the Trust and Bahl & Gaynor, Inc. dated October 10, 2024 is incorporated herein by reference to Exhibit (d)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on December 11, 2024.

(7)	(a)
Distribution Agreement between the Trust and Quasar Distributors, LLC dated September 30, 2021 is incorporated herein by reference to Exhibit (e)(i)(A) to the Registration Statement on Form N-1A, as filed on October 28, 2021.

(7)	(b)
Sixteenth Amendment to the Distribution Agreement with Quasar Distributors, LLC is incorporated herein by reference to Exhibit (e)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on February 27, 2025.

(7)	(c)
Form of Authorized Participant Agreement for Quasar Distributors, LLC is incorporated herein by reference to Exhibit (e)(iii) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

(8)		Not applicable.
(9)	(a)
Custody Agreement between the Trust and U.S. Bank National Association dated May 16, 2012 is incorporated herein by reference to Exhibit (g) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

Part C-1

(9)	(b)
Amended Exhibit WW to the Custody Agreement dated November 12, 2024 is incorporated herein by reference to Exhibit (g)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on December 11, 2024.

(10)	(a)		Rule 12b-1 Plan is incorporated herein by reference to Exhibit (m) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.
(10)	(b)		Amended Schedule A to Rule 12b-1 Plan dated April 10, 2025 is incorporated herein by reference to Exhibit (m)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on July 24, 2025.
(11)			Opinion and consent of counsel as to the legality of the securities being registered – filed herewith.
(12)			Form of Tax Opinion – Bahl & Gaynor Income Growth Fund - filed herewith.
(13)	(a)	(i)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated May 16, 2012 is incorporated herein by reference to Exhibit (h)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

(13)	(a)	(ii)
Amended Exhibit WW to the Fund Administration Servicing Agreement dated November 12, 2024 is incorporated herein by reference to Exhibit (h)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on December 11, 2024.

(13)	(b)	(i)
Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated May 16, 2012 is incorporated herein by reference to Exhibit (d)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

(13)	(b)	(ii)
Amended Exhibit WW to Transfer Agent Agreement dated November 12, 2024 is incorporated herein by reference to Exhibit (h)(iii)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on December 11, 2024.

(13)	(c)	(i)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated May 16, 2012 is incorporated herein by reference to Exhibit (h)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

(13)	(c)	(ii)
Amended Exhibit WW to the Fund Accounting Servicing Agreement dated November 12, 2024 is incorporated herein by reference to Exhibit (h)(ii)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on December 11, 2024.

(13)	(d)
Compliance Services Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated May 24, 2022 is incorporated herein by reference to Exhibit (h)(v)(A) to the Registrant’s Registration Statement on Form N-1A, as filed on May 26, 2022.

(14)	(a)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(14)	(b)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(15)			Not applicable
(16)	(a)		Powers of Attorney dated July 10, 2025 – filed herewith.
(16)	(b)
Certificate of Secretary dated July 13, 2023 with respect to powers of attorney is incorporated herein by reference to Exhibit (h)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed on July 25, 2023.

(17)			Form of Proxy Card is attached to Form N-14
Item 17. Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The Registrant agrees to file by PEA the opinion and consent of counsel regarding the tax consequences of the proposed Reorganization required by item 16(12) of Form N-14 upon the closing of the Reorganization.
Part C-2

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Milwaukee, State of Wisconsin, on December 2, 2025.

ETF Series Solutions

/s/ Kristina R. Nelson
Kristina R. Nelson President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below on December 2, 2025 by the following persons in the capacities indicated.

Signature	Title

* David A. Massart	Trustee
David A. Massart

* Janet D. Olsen	Trustee
Janet D. Olsen

* Leonard M. Rush	Trustee
Leonard M. Rush

* Michael A. Castino	Trustee
Michael A. Castino

* Kristina R. Nelson	President
Kristina R. Nelson

* Kristen M. Weitzel	Treasurer
Kristen M. Weitzel

*By: /s/Kristina R. Nelson
Kristina R. Nelson
pursuant to Powers of Attorney

Part C-3

INDEX TO EXHIBITS

Exhibit Number	Description
(11)	Opinion and consent of counsel as to the legality of the securities being registered
(12)	Form of Tax Opinion – Bahl & Gaynor Income Growth Fund
(14)(a)	Consent of Independent Registered Public Accounting Firm
(14)(b)	Consent of Independent Registered Public Accounting Firm
(16)(a)	Powers of Attorney dated July 10, 2025

Part C-4

PROXY CARD

VOTE ONLINE 1.Read the proxy statement. 2.Go to: www.proxyvotenow.com/bahlgaynor 3.Follow the simple instructions.
PO Box 211230, Eagan, MN 55121-9984
VOTE BY PHONE 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 855-379-6846 3.Follow the simple instructions.

VOTE BY MAIL 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side of the proxy card. 3.Sign, date and return the proxy card in the envelope provided

Part C-5

BAHL & GAYNOR INCOME GROWTH FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 12, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund (the “Target Fund”), a series of Investment Managers Series Trust (the “Target Trust”), hereby appoints each of Sardjono Kadiman, Joy Ausili, and Diane Drake, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on March 12, 2026, at 10:30 a.m., Pacific time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 (the “Special Meeting”), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Part C-6

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on March 12, 2026.
The Proxy Statement for this Meeting is available at
https://proxyvotinginfo.com/p/bahlandgaynor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ Please detach at perforation before mailing. ↓

    This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted “FOR” the proposal.
The Board of Trustees has voted in favor of all the proposal and recommends that you vote “FOR” the proposal.
TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOW:

		FOR	AGAINST	ABSTAIN
1
To approve an Agreement and Plan of Reorganization by and between ETF Series Solutions (the “Acquiring Trust”), on behalf of its series, the Bahl & Gaynor Income Growth ETF (the “Acquiring Fund”), and the Target Trust, on behalf of the Target Fund, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and cash in lieu of fractional shares, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund and cash in lieu of fractional shares to shareholders of the Target Fund.

To consider any other matters that properly come before the meeting.

Part C-7